EXECUTION VERSION


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                         MASTER LEASE AND DEED OF TRUST

                          Dated as of December 6, 2000

                                      among

                         ELECTRONIC ARTS REDWOOD, INC.,
                                    as Lessee

                                       and

                           SELCO SERVICE CORPORATION,
                                    as Lessor

                                       and

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                       as Trustee under the Deed of Trust

               Lease Financing of Corporate Headquarters Buildings
              Located in Redwood City, San Mateo County, California


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         This  Master  Lease and Deed of Trust is  subject to a lien in favor of
KeyBank National Association, as the Agent ("Agent") under the Participation Agreement. This Master Lease and Deed of Trust has been executed in several counterparts. To the extent, if any, that this Master Lease and Deed of Trust constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Master Lease and Deed of Trust may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on or following the signature page hereof.

               This counterpart is [not] the original counterpart.

                         MASTER LEASE AND DEED OF TRUST

         THIS MASTER LEASE AND DEED OF TRUST (as amended, restated or otherwise modified and in effect from time to time, this "Master Lease"), dated as of December 6, 2000, is entered into by and among ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation, as lessee (in such capacity, together with its permitted successors and assignees, the "Lessee"), SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation, as lessor (in such capacity, together with its permitted successors and assigns, the "Lessor") and acknowledged by FIRST AMERICAN TITLE INSURANCE COMPANY, as Trustee under the Deed of Trust contained in this Master Lease.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, this Master Lease pertains to certain real property situated in San Mateo County, California, described on Exhibit A attached to the Participation Agreement (as more fully defined in Appendix A to the Participation Agreement, the "Land") and the improvements (the "Improvements") now or hereafter located on the Land (the Land together with the Improvements, as more fully defined in Appendix A to the Participation Agreement, the "Property"); and

         WHEREAS, pursuant to a Participation Agreement (as amended, restated or otherwise modified and in effect from time to time, the "Participation Agreement"), dated as of December 6, 2000, by and among the Lessee, the Construction Agent, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks, the Letter of Credit Issuer and the Agent, the Lessor and the Lessee have agreed, subject to the terms and conditions thereof, to finance the acquisition of the Land and the construction of the Improvements;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1. Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Master Lease have the respective meanings specified in Appendix A to the Participation Agreement and the rules of interpretation set forth therein shall apply to this Master Lease.

                                   ARTICLE II
                              LEASE OF IMPROVEMENTS

         Section 2.1. Acceptance and Lease of the Property. On the terms and subject to the conditions set forth in the Participation Agreement and set forth herein, (i) the Lessor hereby agrees to lease the Lessor's interest in the Property (including any and all of the Lessor's

                                                                    Master Lease

contractual rights and benefits relating thereto) to the Lessee for the Lease Term and (ii) the Lessee hereby agrees to lease such interest from the Lessor for the Lease Term.

         Section 2.2. Acceptance Procedure. The Lessee hereby agrees that the execution and delivery by the Lessee of this Master Lease shall, without further act, constitute the irrevocable acceptance by the Lessee of all of the Property for all purposes of this Master Lease and the other Operative Documents on the terms set forth therein and herein, and that all of the Property shall be deemed to be included in the leasehold estate of this Master Lease and shall be subject to the terms and conditions of this Master Lease as of the Initial Funding Date.

         Section 2.3. Lease Term. The term of this Master Lease shall be for five and one-half (5 1/2) years (the "Lease Term"). The Lease Term shall commence on (and include) the Initial Funding Date and end on (but exclude) the Maturity Date, unless earlier terminated pursuant to the terms hereof or pursuant to Section 6.5 of the Construction Agency Agreement.

         Section 2.4. Title/Risk of Loss. The Property is leased to the Lessee without any representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title on the Initial Funding Date (including all Liens other than Lessor Liens) and Applicable Law. The Lessee shall not in any event have any recourse against the Lessor for any defect in or exception to title to the Property other than those resulting from Lessor Liens. Notwithstanding the Lessor's holding of title to the Property hereunder, the Lessee shall retain all risk of loss with respect thereto, except to the extent expressly provided herein or in the Construction Agency Agreement.

                                  ARTICLE III
                                 PAYMENT OF RENT

         Section 3.1. Basic Rent.

         (a) Basic Rent. On each Basic Rent Payment Date during the Lease Term, the Lessee shall pay directly for the account of the Lessor, or as otherwise directed by the Lessor, the accrued and unpaid Basic Rent then due. The Lessor hereby irrevocably directs that the proceeds of all Basic Rent allocable to the Notes and the Equity Investment shall be paid to Agent in accordance with the provisions of the Participation Agreement.

         (b) Payment of Basic Rent. Basic Rent shall be payable on each Basic Rent Payment Date, as provided in the Participation Agreement.

         Section 3.2. Supplemental Rent. The Lessee shall pay as Supplemental Rent hereunder the following:

         (a) If the Lessee acquires the Lessor's interest in and to the Property pursuant to Section 16.1 hereof or exercises its Purchase Option pursuant to
Section 18.1(a) hereof, then the Lessee will pay, as Supplemental Rent hereunder, an amount equal to the Outstanding Lease Balance.

         (b) If a third party or parties acquires the Lessor's interest in and to the Property pursuant to Section 18.3 hereof, then the Lessee shall pay, or cause to be paid, in the case of


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
                                                                    Master Lease

proceeds received pursuant to Section 18.3 hereof, as Supplemental Rent, the Gross Remarketing Proceeds (as determined in accordance with Section 18.3 hereof).

         (c) If the Remarketing Option is exercised pursuant to Section 18.3 hereof, then the Lessee shall pay, as Supplemental Rent whether or not a sale of the Property occurs, an amount equal to the Maximum Recourse Amount (if any) (determined in accordance with Section 18.3 hereof).

         (d) If a third party or parties acquires the Lessor's interest in and to the Property pursuant to Section 17.8 hereof, then the Lessee shall pay, or cause to be paid, in the case of proceeds received pursuant to Section 17.8 hereof, as Supplemental Rent, the Unwind Proceeds (as determined in accordance with Section 17.8 hereof).

         (e) If the Unwind Option is exercised pursuant to Section 17.8 hereof, then the Lessee shall pay, as Supplemental Rent, whether or not a sale of the Property occurs, an amount equal to the Maximum Unwind Amount (if any) (determined in accordance with Section 17.8 hereof).

         (f) Without duplication of any of the foregoing, whenever any make whole premium, yield maintenance premium or brokerage cost is due on any of the Notes, Loans or Equity Investment pursuant to Section 4.3, 4.4 or 4.6 of the Participation Agreement or any UpFront Fees, Commitment Fees, Issuance Fees, Structuring Fees or other fees due to any Lessor Party under the Operative Documents, the Lessee shall pay to the Lessor the same amount hereunder as Supplemental Rent.

         (g) All other amounts (other than Basic Rent and the amounts set forth in clauses (a) - (f) above) payable by the Lessee under this Master Lease and the other Operative Documents.

The Lessee shall pay to the Lessor or any other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable or, if no date is specified for the payment of any such amount, within five (5) Business Days after written demand of the Lessor or any other Lessor Party to whom such amount is payable.

         Section 3.3. Non-Payment of Rent. If the Lessee fails to pay any Rent when due, the Lessee shall pay to the Lessor or the Person entitled thereto, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent and on any payment of any Supplemental Rent not paid when due or demanded by the Lessor or any Indemnitee for the period from and including the due date thereof to but excluding the date paid. The expiration or other termination of the obligations of the Lessee to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to accrued Supplemental Rent. Unless expressly provided otherwise in this Master Lease or the Participation Agreement, in the event of any failure on the part of the Lessee to pay and discharge any Basic Rent or any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any Operative Document for nonpayment or late payment of such Basic Rent or Supplemental Rent, all of which shall also constitute Supplemental Rent.

                                                                    Master Lease

         Section 3.4. Security Deposit. On the first Rent Payment Date of the Base Lease Term, the Lessee shall make a payment to the Lessor in an amount of $16,000,000 (such amount, the "Security Deposit"), the proceeds of which shall be used by the Lessor to retire a portion of the outstanding balance of the Notes (in the aggregate principal amount of such Security Deposit so paid).

         Section 3.5. Method of Payment. Each payment of Basic Rent or Supplemental Rent payable by the Lessee pursuant to this Master Lease or any other Operative Document shall be made by wire transfer prior to 2:00 p.m., New York time on the date due, to the relevant account specified on Schedule I of the Participation Agreement in immediately available funds consisting of Dollars. Payments received after 2:00 p.m., New York time, on the date due shall, solely for the purpose of Section 17.1, be deemed to have been received on such day; provided, however, that for the purpose of the second sentence of
Section 3.3, such payments shall be deemed to have been received on the next succeeding Business Day and subject to interest at the Overdue Rate as provided in such Section 3.3.

         Section 3.6. Non-Business Day Payments. If any Basic Rent Payment Date falls on a day that is not a Business Day, the amount of Basic Rent otherwise due on such Basic Rent Payment Date shall instead be due on the next succeeding Business Day and Basic Rent shall be recalculated as if such next succeeding Business Day were such Basic Rent Payment Date.

         Section 3.7. Assignment of Basic Rent and Other Payments . The Lessor hereby irrevocably directs that each payment of Basic Rent, Supplemental Rent, Outstanding Lease Balance, Purchase Option Price, Maximum Recourse Amount, and Maximum Unwind Amount payable by the Lessee under this Master Lease or any other Operative Document shall be made for its account to or as directed by the Agent pursuant to the payment instructions set forth in Schedule I of the Participation Agreement and applied in accordance with the relevant provisions of Article XI of the Participation Agreement. To the extent that the Lessee shall have timely made such payments in full in immediately available funds to the Agent or as directed by the Agent, the Lessee's obligation with respect to such payment under the Operative Documents shall be deemed satisfied in the amount of such payment and none of the Lessee Parties shall be responsible for any undue delay or failure on the part of the Agent in remitting the appropriate amounts to the other Lessor Parties or any other Person entitled to such payment.

                                   ARTICLE IV
                RIGHTS OF THE LESSEE; INSPECTION RIGHTS; REPORTS

         Section 4.1. Rights of the Lessee. Subject to Section 4.2 hereof, and subject to the terms of the other Operative Documents to which the Lessee is a party, during the Lease Term at any time when no Lease Event of Default shall exist, the Lessee shall be entitled to receive, enjoy, distribute and otherwise dispose of the income, royalties, payments, recoveries and other proceeds with respect to (or included as a part of) the Property without the consent or joinder of the Lessor.

         Section 4.2. Inspection Rights. Without limiting any Lessor Party's rights set forth in Section 8.1(e) of the Participation Agreement, upon five (5) Business Days prior notice to the Lessee, each of the Lessor Parties and their respective authorized representatives (the "Inspecting


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
                                                                    Master Lease

Parties") may inspect (a) the Property, including, to the extent relevant, environmental testing and sampling, and (b) the books and records of the Lessee relating to the Property and make copies and abstracts therefrom, but only after material related to matters other than the Property shall have been redacted therefrom. All such inspections shall be at the expense and risk of the Inspecting Parties, except that if a Lease Event of Default or Lease Default has occurred and is continuing, the Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections and such inspections shall be at the Lessee's risk, excluding the gross negligence or willful misconduct of an Inspecting Party. The Lessee shall furnish to the Inspecting Parties statements that are, to the best of the Lessee's knowledge after reasonable inquiry, accurate in all material respects, regarding the condition and state of repair of the Property at such times as may be reasonably requested; provided, however, the Lessor Parties shall not require such statements more than once a year so long as no Lease Default or Lease Event of Default shall have occurred and be continuing. No inspection shall unreasonably interfere with the Lessee's operations or the operations of any other occupant of the Property. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry and none of the Inspecting Parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent, so long as no Lease Default or Lease Event of Default has occurred and is continuing at the time of inspection, such Inspecting Party causes damage to the Property or any property of the Lessee or any other Person during the course of such inspection.

         Section 4.3. Reports. To the extent permissible under Applicable Law, the Lessee shall prepare and file in a timely fashion, or, where the Lessor shall be required to file, the Lessee shall prepare and make available to the Agent on behalf of the Lessor Parties within a reasonable time prior to the date for filing and the Lessor shall timely file, any reports with respect to the condition or operation of the Property that shall be required to be filed with any Governmental Authority.

                                   ARTICLE V
                                 NET LEASE, ETC.

         Section 5.1. Net Lease. This Master Lease shall constitute a net lease and the Lessee's obligations to pay all Basic Rent and Supplemental Rent shall be absolute and unconditional under any and all circumstances. Any present or future law to the contrary notwithstanding, this Master Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Basic Rent or Supplemental Rent nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of any Improvements or the Land to comply with all Applicable Laws, including any inability to use any Improvements or Land by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of, scrapping or destruction of or any requisition or taking of any Improvements or the Land or any part thereof, (iii) any restriction, prevention or curtailment of or interference with the use of any Improvements or the Land or any part thereof; (iv) any defect in the Lessor's title to or rights to any Improvements or the Land or any Lien on such title or rights or on any Improvements or the Land; (v) any change, waiver, extension, indulgence or other action or


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
                                                                    Master Lease

omission or breach in respect of any obligation or liability of or by any of the Lessor Parties; (vi) to the extent permitted by Applicable Law, any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to any Transaction Party or any action taken with respect to this Master Lease by any trustee or receiver of any Transaction Party or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including the Lessor or any vendor, manufacturer, or supplier of any of the Improvements; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Master Lease or any of the terms of any other Operative Document or any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Master Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof;
(x) the  impossibility or illegality of performance by the Lessee or the Lessor;
(xi) any action by any court, administrative agency or other Governmental Authority; (xii) any Adverse Environmental Condition, or (xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The agreement of the Lessee in the preceding sentence shall not affect any claim, action or right that the Lessee may have against the Lessor or any other Person, including pursuant to Section 20.1 hereof. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Document and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Master Lease.

         Section 5.2. No Termination or Abatement. The Lessee shall remain obligated under this Master Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Master Lease (except as provided herein) notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting any Transaction Party or any action with respect to this Master Lease which may be taken by any trustee, receiver or liquidator of any Transaction Party or by any court with respect to any Transaction Party. The Lessee hereby waives all right
(i) to terminate or surrender  this Master Lease (except as provided  herein) or
(ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Basic Rent or Supplemental Rent. The Lessee shall remain obligated under this Master Lease in accordance with its terms and to the extent waivable under applicable law, the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Master Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Master Lease.

                                   ARTICLE VI
                      ASSIGNMENT BY THE LESSEE; SUBLEASING

         Section 6.1. General. THE LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF THE CONSENTING PARTIES, TRANSFER, ASSIGN OR ENCUMBER (OTHER THAN UNDER THE OPERATIVE DOCUMENTS) THIS MASTER LEASE OR ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER OR SUBLEASE THE PROPERTY OR ANY PART THEREOF EXCEPT AS PERMITTED BY SECTION 6.2 HEREOF, AND ANY SUCH TRANSFER, ASSIGNMENT, ENCUMBRANCE

                                                                    Master Lease

OR SUBLEASE THAT IS NOT PERMITTED BY SECTION 6.2 HEREOF AND MADE WITHOUT SUCH WRITTEN CONSENTS THERETO SHALL BE NULL AND VOID.

         Section 6.2. Subletting. At the beginning of the Base Lease Term, the Lessee may sublease the Property or any portion thereof to any Person; provided, however, that: (a) no sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the obligations of the Lessee to the Lessor and the other Lessor Parties under this Master Lease and the other Operative Documents and the Lessee shall remain directly and primarily liable under this Master Lease and the other Operative Documents to which it is a party; (b) any sublease of the Property shall expressly be made subject to and subordinated to this Master Lease and to the rights of the Lessor hereunder; (c) each sublease prohibits the sublessee from engaging in any activities on the Property that are not consistent with those permitted by Section 8.2 or that are otherwise prohibited by Section 8.2; (d) each sublease shall expressly provide for the immediate surrender of the Property to the Lessor after notice from the Lessor to such sublessee of the occurrence of a Lease Event of Default and a request for such surrender; (e) each sublease shall have a term which expires on or prior to the Maturity Date (or, if longer, includes a provision which expressly provides for automatic termination at or prior to the earlier of (i) the Maturity Date and (ii) the occurrence of a Lease Event of Default unless the Lessee shall have exercised its Purchase Option and purchased the Property pursuant to Section 18.1 hereof; and (f) no sublease has a Material Adverse Effect.

         Section 6.3. Assignment of Subleases. As additional security to the Lessor for the performance of all of the Obligations, the Lessee hereby assigns to the Lessor and grants to the Lessor a security interest in all of the following, to the extent assignable: all of the Lessee's right, title and interest in and to (x) all leases and subleases, whether now or hereafter in effect, of the Property (or any portion thereof), and (y) all rents, fees and other sums payable to the Lessee under any lease or sublease of the Property (or any portion thereof). The Lessor shall have no obligation to perform, and the Lessee shall not by reason of this Section 6.3 be relieved of its obligation to perform, any of the Lessee's covenants or agreements under this Master Lease or covenants or agreements of the Lessee, as sublessor under any such lease or sublease.

                                  ARTICLE VII
                             LESSEE ACKNOWLEDGMENTS

         Section 7.1. Condition of the Property. THE LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LESSOR OWNS AND HOLDS TITLE TO THE PROPERTY, THE LESSEE IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR, OR ANY OTHER TRANSACTION PARTY AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF APPLICABLE LAW WHICH MAY EXIST ON ANY FUNDING DATE. NO TRANSACTION PARTY HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO SUCH PERSON), VALUE,


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
                                                                    Master Lease

HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR
COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LAND OR THE IMPROVEMENTS (OR ANY PART THEREOF) AND NO TRANSACTION PARTY (EXCEPT FOR THE
LESSEE AND THE GUARANTOR, BUT SOLELY TO THE EXTENT EXPRESSLY PROVIDED IN THE PARTICIPATION AGREEMENT) SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO SUCH PERSON) OR THE FAILURE OF THE LAND OR THE IMPROVEMENTS, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW AND SHALL ASSUME ALL RISKS OF DEFECTS AND ADVERSE PHYSICAL OR ENVIRONMENTAL CONDITION IN CONNECTION WITH EACH AND EVERY SITE, INCLUDING, WITHOUT LIMITATION, THE RISK THAT ITS EXAMINATION DID NOT REVEAL ALL DEFECTS OR ADVERSE CONDITIONS.

         Section 7.2. Acknowledgment of Note Purchases, Equity Investment and Lease Assignment. The Lessor and the Lessee hereby acknowledge that the right of the Lessor to receive Basic Rent and Supplemental Rent and certain other rights under this Master Lease has been pledged to the Agent to secure repayment of the outstanding balance of the Notes and the Equity Investment, which Notes and/or Equity Investment may, to the extent permitted by the Operative Documents, be transferred from time to time pursuant to the Note Purchase Agreement and/or the Liquidity Documentation. Until all amounts payable to the Agent and the other Lessor Parties under this Master Lease and the Operative Documents are paid in full, the Lessee shall give all notices to the Lessor under this Master Lease to the Agent at the office or facsimile number as provided in Section 15.3 of the Participation Agreement and notices so given to the Agent shall be deemed to have been given to the Lessor. The rights and remedies provided to the Lessor under this Master Lease may be exercised by the Lessor itself, by the Agent pursuant to Article XIV of the Participation Agreement, by a court-appointed receiver or by any other Person appointed by any of the foregoing to act on its behalf. All of the benefits afforded to the Lessor under this Master Lease and the other Operative documents shall accrue to the benefit of the Agent in accordance with Article XIV of the Participation Agreement.

                                  ARTICLE VIII
                    POSSESSION AND USE OF THE PROPERTY, ETC.

         Section 8.1. Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Lease Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the actual costs and expenses, if any, reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

         Section 8.2. Possession and Use of the Property. Upon Substantial Completion of the Improvements, the Property shall be used for any lawful purpose in the regular course of the Lessee's business, and the Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Master Lease. The Lessee shall

                                                                    Master Lease

not commit or permit any waste of the Property or any part thereof. The Lessee further agrees to carry out any and all maintenance and security activities required by local regulation or ordinance with respect to the Property, including the utilization, where required by law, of security guards or other personnel.

         Section 8.3. Compliance with Applicable Laws and Insurance Requirements. Subject to the terms of Article XII hereof relating to permitted contests, the Lessee, at its sole cost and expense, shall (i) comply in all material respects with all Applicable Laws (including all Environmental Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XVIII hereof, whether or not compliance therewith shall require structural or extraordinary changes in the Property or interfere with the use and enjoyment of the Property, and (ii) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the use, operation, maintenance, repair and restoration of the Property.

                                   ARTICLE IX
                             MAINTENANCE AND REPAIR

         Section 9.1. Construction of Improvements. The Lessee shall cause the Improvements to be constructed and completed in accordance with the Construction Agency Agreement. In furtherance and not in limitation of the foregoing, the Lessee shall cause to be maintained (a) the Required Builders' Risk Insurance and (b) Additional Construction Period Insurance, in each case naming the Lessor and the other Lessor Parties as additional insureds throughout the Construction Period.

         Section 9.2. Maintenance and Repair. After Substantial Completion of the Improvements, the Lessee, at its sole cost and expense, shall at all times
(a) maintain all Improvements in as good of condition as they existed on the date of Final Completion (ordinary wear and tear excepted, and in safe repair and condition (b) make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Applicable Law and Insurance Requirements (except to the extent any such noncompliance with Applicable Law is permitted pursuant to Section 12.1 hereof) and (c) maintain the Improvements on a basis consistent with the operation and maintenance of improvements comparable in type and location to the Improvements, subject, however, to the provisions of Article XIV hereof with respect to Casualties and Condemnations.

         Section 9.3. Return of Property to the Lessor. The Lessee shall, upon the expiration or earlier termination of this Master Lease (other than as a result of the Lessee's (or its designee's) acquisition of all of the Lessor's interest in the Property as provided herein), vacate and surrender all of the Property to the Lessor in its then-current, "AS IS" condition, subject to the Lessee's obligations under Sections 8.3, 9.2, 10.2, 11.1, 14.2, 14.3 and 18.3 hereof.

         Section 9.4. No Duty of the Lessor to Maintain. Except to the extent and as expressly provided in the Construction Agency Agreement, the Lessor shall under no circumstances be required to build any improvements on the Land, make any repairs, replacements, alterations or

                                                                    Master Lease

renewals of any nature or description to any Land or Improvements, make any expenditure whatsoever in connection with this Master Lease or maintain the Improvements or the Land in any way. The Lessee waives any right to (1) require the Lessor to maintain, repair, or rebuild all or any part of any Improvements or the Land or (2) make repairs at the expense of the Lessor pursuant to any Applicable Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

                                   ARTICLE X
                                  MODIFICATIONS

         Section 10.1. Modifications During the Construction Period. Any and all
Modifications   during  the  Construction   Period  shall  be  governed  by  the
Construction Agency Agreement.

         Section 10.2. Modifications During the Base Lease Term.

         (a) Subject to Section 10.3 hereof, the Lessee, at its sole cost and expense, may at any time and from time to time after Final Completion, make, or permit a Subtenant to make, alterations, renovations, improvements and additions to the Improvements or any part of any thereof and substitutions and replacements therefor (collectively, "Modifications") provided, however that:

                  (i) except for any Modification required to be made pursuant to any Applicable Law or Insurance Requirement (each, a "Required Modification"), no Modification shall reduce the Fair Market Value, residual value or useful life or materially adversely affect the utility of the Improvements or the Land from that which existed immediately prior to such Modification, except for Modifications the adverse effect of which is no more than de minimis;

                  (ii) the Modification shall be done in a good and workmanlike manner;

                  (iii) the Lessee shall comply in all material respects with all Applicable Laws (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all Permits and certificates of occupancy, and such Modification shall not violate the terms of any restriction, easement, condition or covenant or other matter affecting title to the applicable Improvements or the Land;

                  (iv) subject to the terms of Article XII hereof relating to permitted contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty
         (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; and

                  (v) such Modifications shall comply with Sections 8.3 and 9.2 hereof.

         All such Modifications shall remain part of the realty and shall be subject to this Master Lease and title thereto shall immediately vest in the Lessor; provided, however, that Modifications that (w) are not subject to the Master Lease (x) are not Required Modifications, (y) were not financed, or otherwise paid for (directly or indirectly) pursuant to the Participation Agreement by the Lessor (including any portion of the Improvements originally financed by the

                                                                    Master Lease

Lessor on the Initial Funding Date) and (z) are readily removable without impairing the value, utility or remaining useful life of the Improvements or the Land, shall remain the personal property of the Lessee, shall not be subject to this Master Lease and may be removed by the Lessee at any time.

         (b) After Substantial Completion of the construction of the Improvements, the Lessee may place upon the Land any fixtures, machinery, equipment, inventory or other property belonging to the Lessee or third parties and may remove the same at any time during the Lease Term, subject, however, to the terms of Sections 8.3, 9.2 and 10.2(a) hereof; provided, however, that subject to Section 10.2(a) hereof, such fixtures, machinery, equipment, inventory or other property do not impair the value or useful life of the Land or the Improvements, except such placement or removal which does not impair the value, utility or useful life of the Land or the Improvements in more than a de minimis manner or materially and adversely affect the Lessee's ability to perform its obligations hereunder; and provided further, that the Lessee shall keep and maintain at the Land or the Improvements, and shall not remove from such property, any fixtures, machinery, equipment, inventory or other property financed or otherwise paid for (directly or indirectly) by the Lessor pursuant to the Participation Agreement.

         Section 10.3. Consent to Modifications. Notwithstanding anything else to the contrary in this Article X, and except as otherwise provided in the Construction Agency Agreement during the Construction Period, the Lessee shall not make any Modification which the Lessee reasonably expects will cost greater than $2,000,000 unless the Lessee shall have delivered to the Agent on behalf of the Lessor Parties a brief written narrative of the work to be performed in connection with such Modification and the Lessee shall have received the written consent of Agent on behalf of the Consenting Parties to the making of such Modification, which consent shall not unreasonably be withheld.

                                   ARTICLE XI
                          WARRANTY OF TITLE; EASEMENTS

         Section 11.1. Warranty of Title.

         (a) Except as  otherwise  provided  herein and  subject to the terms of
Section 12.1 hereof, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien (other than any Lessor Lien), defect, attachment, levy, title retention agreement or claim upon the Property or any Modifications or any Lien (other than any Lessor Lien), attachment, levy or claim with respect to the Rent or with respect to any amounts held by any of the Lessor Parties other than Permitted Liens and Liens on machinery, equipment, general intangibles and other personal property not constituting part of the Improvements.

         (b) Nothing contained in this Master Lease shall be construed as constituting the request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any alteration, addition, repair or demolition of or to the Land or Improvements or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF THE TRANSACTION PARTIES (OTHER THAN THE LESSEE PARTIES) SHALL BE LIABLE

                                                                    Master Lease

FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING ANY PROPERTY, IMPROVEMENTS OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF ANY OF THE LESSOR PARTIES IN AND TO THE PROPERTY.

         Section 11.2. Lessee's Grants and Releases of Easements; Lessor's Waivers. Provided that no Lease Default, Lease Event of Default, Acceleration Event or Unmatured Acceleration Event shall have occurred and be continuing and subject to the provisions of Articles VII, VIII, IX and X hereof (and during the Construction Period, subject to the relevant provisions of the Construction Agency Agreement), the Lessor hereby consents in each instance to the following actions by the Lessee, in the name and stead of the Lessor and as the true and lawful attorney-in-fact of the Lessor with full power and authority to execute documents on behalf of the Lessor for the following purposes, but at the Lessee's sole cost and expense: (i) the granting of licenses and other rights and privileges reasonably necessary or desirable for the use, repair, or maintenance of the Property as herein provided; (ii) the release of existing easements or other rights in the nature of easements which are for the benefit of the Property; (iii) the seeking of any zoning variances or modifications to existing zoning; and (iv) the imposition of and the execution of amendments to, or waivers or releases of any covenants, easements, licenses, and restrictions affecting the Property; provided, however that in each case (1) such grant, release, dedication, transfer or amendment does not impair the value, operation or remaining useful life of the Property or materially and adversely affect the Lessee's ability to perform its obligations hereunder, except such impairments which are not material, (2) such grant, release, dedication, transfer or amendment is reasonably necessary or desirable in connection with the use, maintenance, alteration or improvement of the Land or the Improvements, (3) such grant, release, dedication, transfer or amendment will not cause the Land or the Improvements or any portion thereof to fail to comply with the provisions of this Master Lease or any other Operative Document or any Applicable Law (including all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements), (4) all governmental and other consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment or other action have been obtained, and all filings required prior to such action have been made, (5) the Lessee shall remain obligated under this Master Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Master Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer or amendment had not been effected, and (6) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer or amendment. The Lessor acknowledges the Lessee's and any existing or future sublessee's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, and other personal property located at the Property other than to the extent such property would constitute a fixture relative to the Improvements, and the Lessor agrees to execute (but need not prepare) lessor waiver forms and release of Lessor's Liens in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items. Without limiting the effectiveness of the foregoing, and provided, that no Lease Default or Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to

                                                                    Master Lease

confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this Section 11.2 including landlord waivers with respect to any of the foregoing.

                                  ARTICLE XII
                               PERMITTED CONTESTS

         Section 12.1. Permitted Contests in Respect of Applicable Law, Mechanics' Liens and Utility Charges. If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law, mechanics' or materialmen's liens, or utility charges payable pursuant to
Article VIII hereof relating to the Property or the obligation to comply therewith shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law or pay such mechanics' or materialmen's liens, utility charges and the Lessor agrees not to pay, settle or otherwise compromise any such item if and so long as, in each case, such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Agent involve (i) any risk of criminal liability being imposed on any of the Lessor Parties or the Property for failure to comply therewith or
(ii) any significant risk of (1) the foreclosure, forfeiture or loss of the Property, or any part thereof, (2) the nonpayment of Rent, (3) the sale of, or the creation of any Lien (other than a Permitted Lien) on, any part of the Property, (4) civil liability being imposed on any of the Lessor Parties with respect to any component of the Property for which the Lessee is not obligated to indemnify such parties under the Operative Documents, or (5) enjoinment of, or interference with, the use, possession or disposition of any portion of the Property in any respect, except for uses, possessions or dispositions which are not material.

         Provided that no Lease Default or Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VII, VIII, IX and X hereof, the Lessor hereby consents in each instance to such actions by the Lessee as may be necessary in order to maintain any test, challenge, appeal or proceeding for review permitted to be maintained by the Lessee pursuant to this Section 12.1, in the name and stead of the Lessor and as the true and lawful attorney-in-fact of the Lessor with full power and authority to execute documents on behalf of the Lessor for such purposes, but at the Lessee's sole cost and expense; provided, however, that the Lessee indemnifies the Lessor Parties with respect to any such action.

         The Lessor shall, at the written request of the Lessee and at the Lessee's sole cost and expense, execute and deliver to the Lessee such authorizations and other documents as may be reasonably required in such test, challenge, appeal or proceeding. The Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of the Lessor or it is customary in the applicable jurisdiction for the title holder to join in such proceedings; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (1) the Lessee has not elected the Remarketing Option, (2) no Lease Default or Lease Event of Default shall have occurred and be continuing and (3) the Lessee pays all related expenses and indemnifies each of the Lessor Parties with respect to such proceedings.

                                                                    Master Lease

                                  ARTICLE XIII
                                    INSURANCE

         Section 13.1. Description of Required Coverage.

         (a) Coverage Prior to the Final Completion Date. During the Construction Period, the Lessee shall purchase and maintain the insurance policies and coverages, and shall comply with all insurance requirements, as set forth in the Construction Agency Agreement, including, but not limited to, the Additional Construction Period Insurance.

         (b) Coverage after Final Completion. During the Base Lease Term, the Lessee shall, at its own expense, maintain insurance as set forth herein (or the Guarantor in lieu of the Lessee) will purchase and maintain, or cause to be purchased and maintained, insurance described below with respect to the Property in such amounts, with such deductibles or self-insurance amounts, and in such forms as is customary of corporations engaged in the same or similar business, but in no event less than that maintained with respect to other facilities similar to the Improvements or operated by the Guarantor:

                  (i) Property Insurance: Insurance for the full replacement cost (without depreciation) against physical damage to the Improvements (with a deductible or self-insured retention of $100,000 per occurrence) caused by perils now or hereafter embraced by or defined in an "all risks" insurance policy, including, but not limited to, fire, lightning, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, and smoke, with coverage for flood and earthquake to the extent available on commercially reasonable terms for the Lessee.

                  (ii) Commercial General Liability Insurance: Comprehensive general liability (including contractual, completed operations and product liability) insurance against claims for bodily injury (including death) and third party property damage occurring on, in or in respect of the Land and Improvements or resulting from activities on or related to the Land and Improvements and other property and improvements of the Guarantor and its Subsidiaries, in the minimum amount of $50,000,000, per occurrence and in the annual aggregate, with a deductible or self-insured retention which shall not exceed $1,000,000 per occurrence without the prior written approval of the Consenting Parties; in no event shall such insurance be provided on a claims made coverage basis; and

                  (iii) Workers' Compensation Insurance: Workers' compensation insurance at statutory levels and employers' liability insurance or self-insurance as permitted by Law.

         All insurance required under this Section 13.1 shall be written by companies that are recognized national or international insurers having claims paying ability ratings of at least "A minus" in the most recent edition of Best's Key Rating Guide, or similar ratings by other rating services and BBB by S&P.

         (c) Required  Endorsements,  etc. The  insurance  referred to in clause
(b)(i) for the Property (as appropriate) may be a blanket policy and shall (i) at all times be in an amount at least equal to the Improvements Construction Cost; (ii) name the Agent as loss payee and the other Lessor Parties as additional insureds (collectively, the "Insured Loan Parties") as their

                                                                    Master Lease

respective interests may appear; (iii) provide that the interests of the Insured Loan Parties shall be insured regardless of any intentional or willful breach or violation by the Lessee or the Guarantor of any warranties, declarations or conditions contained in such insurance; (iv) provide that such insurance shall not be invalidated by any act, omission or negligence of the Lessee, the Guarantor, the Lessor, or the Insured Loan Parties nor by any foreclosure or other proceedings or notices thereof relating to the Property (as appropriate) or any part thereof, nor by legal title to, or ownership of the Property or any part thereof becoming vested in or by the Lessor or its agents, nor by occupancy or use of the Property or any part thereof for purposes more hazardous than permitted by such policy; and (v) subject to Section 13.4 hereof, provide that all partial loss insurance claims pertaining to the Property (as appropriate) or any part thereof shall be adjusted by the insurers thereunder with the Lessee.

         All policies of insurance required to be maintained  pursuant to clause
(b)(ii) which cover liability for bodily injury or property damage shall provide that all provisions of such insurance, except the limits of liability (which shall be applicable to all insureds as a group) and insurance premiums (which shall be solely a liability of the Lessee), shall operate in the same manner as if there were a separate policy covering each such insured and/or additional insured, without right of contribution from any other insurance which may be carried by an insured and/or additional insured.

         Every policy required under clause (a) and clause (b) above shall (i) expressly provide that it will not be canceled or terminated except upon thirty
(30) days' written notice (or in the case of non-payment of premium, ten (10) days' written notice) to the Lessor, and the Insured Loan Parties; (ii) name the Insured Loan Parties as additional insureds, as their respective interests may appear; (iii) provide that the interests of the Lessor and the Insured Loan Parties shall be insured regardless of any intentional or willful breach or violation by the Lessee or the Guarantor of any warranties, declarations or conditions contained in such insurance; (iv) provide that such insurance shall not be invalidated by any act, omission or negligence of the Lessee, the Guarantor, the Lessor or any of the other Lessor Parties, nor by any foreclosure or other proceedings or notices thereof relating to the Property or any part thereof, nor by legal title to, or ownership of, the Property or any part thereof becoming vested in or by the Lessor or its agents, nor by occupancy or use of the Property or any part thereof for purposes more hazardous than permitted by such policy; (v) except for liability coverage and workers' compensation insurance, include a waiver of all rights of subrogation against the Lessor and the Insured Loan Parties and any recourse against the Lessor and the Insured Loan Parties for payment of any premiums or assessments under any policy; (vi) provide that such insurance is primary with respect to any other policies of insurance covering the Improvements or any part thereof carried by or available to the Lessor or the Insured Loan Parties; (vii) expressly provide that all payments of insurance proceeds shall be made payable to the Lessee and the Agent for the benefit of the Lessor Parties as co-payees. The Lessee shall advise the Lessor promptly of any policy cancellation or any change adversely affecting the coverage provided thereby.

         Section 13.2. Delivery of Certificate of Insurance. The Lessee shall deliver to the Lessor the certificate of insurance evidencing the existence of all insurance which is required to be maintained by the Contractor or the Lessee hereunder, such delivery to be made (i) as provided in Sections 6.1(q) and 6.3(g) of the Participation Agreement, (ii) within thirty (30) days after the issuance of any additional policies or amendments or supplements to any of such

                                                                    Master Lease

insurance, and (iii) upon issuance of any such insurance. The Lessee shall notify the Lessor and the other Insured Loan Parties of any nonrenewal of any policy required hereunder and shall cause each insurer under each policy required hereunder to give the Lessor notice of any lapse under any such policy. The Lessee shall not obtain or carry separate insurance concurrent in form, or contributing in the event of loss, with that required by this Article XIII unless the Agent is named as loss payee and the Lessor and the other Insured Loan Parties are named as additional insureds therein. The Lessee shall immediately notify the Lessor and the other Insured Loan Parties whenever any such separate insurance is obtained and shall deliver to the Lessor the certificates of insurance and any other documentation (other than blanket policies) required by the Lessor evidencing the same as is required hereunder.

         Section   13.3.  No  Negation  of  Certain   Other   Obligations.   The
requirements of this Article XIII shall not be construed to negate or modify any obligations of the Lessee and the Guarantor under the Operative Documents.

         Section 13.4. Adjustment and Disbursement of Proceeds, etc. All insurance proceeds in respect of any loss or occurrence for which the proceeds related thereto, in the absence of the occurrence and continuance of a Lease Default or Lease Event of Default, which are payable to the Lessee, shall be adjusted by the Lessee and such proceeds (other than liability insurance proceeds) shall be made available by the Lessor to the Lessee (with the endorsement of the Agent as co-payee) for the sole purpose of reconstruction, repair or refurbishment of the Property; provided, however, that in the event that (i) such reconstruction, repair or refurbishment cannot be completed prior to the end of the Lease Term, or (ii) the Lessee shall elect not to use such proceeds for the reconstruction, repair or refurbishment of the Property, or
(iii) if a Lease Default or Lease Event of Default has occurred and is continuing, then such proceeds shall be adjusted solely by the Lessor and held by the Agent for application in accordance with Article XIV or XVII hereof, as applicable.

         Section 13.5. No Insurance by the Lessor, Note Purchaser, the Conduit Agent or the Agent. At any time, each of the Lessor Parties may at its own expense carry insurance with respect to its interest in the Improvements; except that such insurance shall not interfere with the Lessee's or the Contractor's ability to insure the Improvements as required by this Article XIII or adversely affect the Lessee's insurance or the cost thereof, or the ability of the Lessee or the Contractor to collect a claim under any such insurance policy. Any insurance payments received from policies maintained by any of the Lessor
Parties pursuant to the previous sentence shall be retained by such Lessor Party, as the case may be, without reducing or otherwise affecting the Lessee's obligations hereunder.

                                  ARTICLE XIV
                    RISK OF LOSS; CASUALTY AND CONDEMNATION;
                              ENVIRONMENTAL MATTERS

         Section 14.1. Risk of Loss, Damage or Destruction During the Construction Period. Subject to the provisions of this Article XIV, during the Construction Period, to the extent arising as a result of any Lessee Party's actions or failures to act, the risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee. In

                                                                    Master Lease

addition, during the Construction Period, so long as no Lease Default or Lease Event of Default shall have occurred, and to the extent not arising as a result of any Lessee Party's actions or failures to act, the risk of loss of or decrease in the enjoyment and beneficial use of the Property arising solely as a result of (a) an Unwind Event (the occurrence of which shall have been finally determined and not subject to appeal) or (b) an Event of Loss, shall be borne by the Lessor; provided, however, with respect to any Unwind Event, the Lessor shall be entitled to receive all Unwind Proceeds and the Maximum Unwind Amount payable to the Lessor, and with respect to any Event of Loss, the Lessor shall be entitled to all Casualty Proceeds or Condemnation Proceeds related thereto. Notwithstanding the foregoing, if the Lessee chooses to exercise the Purchase Option after the occurrence of such an Unwind Event or Event of Loss, the Lessor shall be entitled to receive the full Purchase Option Price pursuant to Section
18.1 hereof.

         Section 14.2. Risk of Loss, Damage or Destruction During the Base Lease Term or Following the Occurrence and Continuance of a Lease Default or Lease Event of Default or To the Extent Arising as a Result of Any of the Lessee's Actions or Failures To Act. During the Base Lease Term, and under all circumstances during the entire Lease Term upon the occurrence and continuance of a Lease Default or Lease Event of Default or to the extent arising as a result of any Lessee Party's actions or failures to act, the risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or other acts of God, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to the Improvements and any part thereof, however caused or occasioned, shall be borne by the Lessee until the Property has been returned to the Lessor in accordance with the provisions of this Master Lease or has been purchased by the Lessee or another Person in accordance with the provisions of this Master Lease. The Lessee agrees that no occurrence specified in the preceding sentencing shall impair, in whole or in part, any obligation of the Lessee under this Master Lease, including the obligation to pay Basic Rent and Supplemental Rent.

         Section 14.3. Casualty and Condemnation.

         (a) Subject to the provisions of this Article XIV, including, without limitation, Section 14.1 and the second paragraph of this Section 14.3, and, during the Construction Period, to Section 3.2 of the Construction Agency Agreement, if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty (other than a Casualty constituting an Event of Loss), any insurance proceeds under the Lessee's policies payable with respect to such Casualty shall be paid directly to the Lessee (subject to the provisions of Section 13.1 of this Master Lease), or if received by any of the Lessor Parties, shall be paid over to the Lessee, for the reconstruction, refurbishment and for repair of the Property and if the use, access, occupancy, easement rights or title to the Property or any part thereof is the subject of a Condemnation (other than a Condemnation constituting an Event of Loss), then any award or compensation relating thereto shall be paid to the Lessee. All amounts held by the Lessor or any other Lessor Party on account of any award, compensation or insurance proceeds either paid directly to any Lessor Party or turned over to any Lessor Party, in each case in accordance with the preceding sentence, shall (in the absence of any Lease Default or Lease Event of Default) be paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with clause (d) of this Section 14.3.

                                                                    Master Lease

         Notwithstanding the foregoing, if any Lease Default, Lease Event of Default, Acceleration Event or Unmatured Acceleration Event shall have occurred and be continuing, any award, compensation or insurance proceeds described above shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust for the Agent and shall be paid over by the Lessee to the Agent to be distributed by the Agent in accordance with the relevant provisions of Article XI of the Participation Agreement. Furthermore, if any Lease Default shall have occurred and continuing, any such award, compensation or insurance proceeds shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust by the Lessee for the benefit of the Agent and shall be paid to the Agent for deposit in an Eligible Account until (i) such Lease Default has been cured, in which case such money shall be paid to the Lessee for the uses described in the first sentence of this Section 14.3(a) or (ii) such Lease Default becomes a Lease Event of Default, in which case, such money shall be distributed in accordance with the preceding sentence.

         (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor Parties shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Master Lease shall control the rights of the Lessor and the Lessee in and to any such award or compensation payment.

         (c) If the Lessor or the Lessee shall receive notice of a Casualty for which the reasonable anticipated cost of restoration equals or exceeds $1,000,000 (whether individually or in the aggregate with all other Improvements affected by the event giving rise to such Casualty) or of an actual, pending or threatened Condemnation of any Land or Improvements or any interest therein (other than an interest which is not material), the Lessor or the Lessee, as the case may be, shall give notice thereof to the other party and to Agent who will in turn notify the other Lessor Parties promptly after the receipt of such notice.

         (d) If neither the Lessor nor any Lessor Party exercises its termination rights pursuant to Section 16.1 hereof below following an Event of
Loss, this Master Lease shall continue in full force and effect following a Casualty or Condemnation that occurs after Final Completion, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such affected Improvement in accordance with this clause (d), the Lessee shall pay the shortfall), promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 8.3, 9.2 and 10.2 hereof, so as to restore the Property to at least the same or similar condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modifications as the Lessee may elect in accordance with Section 10.2 hereof. In such event, title to such Property shall remain with the Lessor subject to the terms of this Master Lease. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion or a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Master Lease.

         (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Basic Rent or Supplemental Rent pursuant to Section 3.1 hereof or otherwise to perform its

                                                                    Master Lease

obligations and pay any amounts due on the Lease Termination Date or pursuant to Articles XVII, XVIII and XIX hereof.

         (f) Any excess Casualty Proceeds or Condemnation Proceeds received by the Lessor or any of the other Lessor Parties in respect of a Casualty or Condemnation constituting an Event of Loss with respect to the Property shall be turned over to the Agent for application in accordance with the provisions of
Section 11.4 of the Participation Agreement; provided, however, if the Lessee elects to exercise its right to purchase the Property pursuant to Section 17.6 hereof, then such excess proceeds shall be not be applied pursuant to Section
11.4 of the Participation Agreement and instead, be returned to the Lessee upon payment of the full purchase price for the Property pursuant to Section 17.6 hereof.

         Section 14.4. Environmental Matters.

         (a) Remediation of Environmental Claims. The Lessee shall, at the Lessee's sole cost and expense, promptly and diligently commence any Remedial Action necessary to remove, clean up or remediate all Adverse Environmental Conditions and all Environmental Claims relating to the Property in accordance with the terms of Section 8.3, unless the Early Termination Date has occurred with respect thereto in accordance with Section 16.2.

         (b) Notices and Reports Concerning Environmental Matters. The Lessee shall promptly, but in any event within fifteen (15) Business Days from the date the Lessee has actual knowledge thereof, provide to the Agent on behalf of the Lessor Parties written notice of any pending Adverse Environmental Condition or Environmental Claim relating to the Property for which the Remediation Costs could reasonably be expected to exceed, or where the aggregate costs of all such matters could reasonably be expected to exceed, $2,000,000, or of any Release (in quantities or in a manner that may violate applicable Environmental Laws) on, at, under or from the Property. All such notices shall describe in reasonable detail the Adverse Environmental Condition, Environmental Claim, or Release and the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Agent on behalf of the Lessor Parties within ten (10) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Adverse Environmental Condition or Environmental Claim in connection with the Property with respect to which the claims described in the first sentence of this Section 14.4(b are pending. The Lessee shall also promptly provide such detailed reports of any Adverse Environmental Condition or Environmental Claims relating to the Property as may reasonably be requested by the Lessor Parties. In the event that the Lessor receives written notice of any Adverse Environmental Condition, Environmental Claim or any Release on or in connection with the Property, the Lessor shall promptly give notice thereof to the Lessee and the other Lessor Parties.

         Upon completion of any required Remedial Action of such Environmental Claims by the Lessee, the Lessee shall provide to the Agent on behalf of the Lessor Parties (i) a report by a consultant reasonably acceptable to such parties describing such Adverse Environmental Conditions or Environmental Claims and the actions taken by the Lessee (or its agents) in response to such Adverse Environmental Conditions or Environmental Claims, (ii) a statement by the consultant that such Adverse Environmental Conditions or Environmental Claims have been remedied in compliance with all applicable Environmental Law, and
(iii) a "No Further

                                                                    Master Lease

Action" letter or similar documentation by an applicable Governmental Authority, if applicable and available in a reasonable time and at reasonable expense. The Lessee shall provide the Agent on behalf of the Lessor Parties with copies of each such document promptly following its preparation or receipt by the Lessee. Each Environmental Claim and Adverse Environmental Condition relating to the Property shall, regardless of the cost of its remediation, be remedied in accordance with the terms of Section 8.3 hereof prior to the Lease Termination Date unless the Property shall have been purchased by the Lessee (or its designee) in accordance with Article XVI or Section 18.1 hereof.

         (c) Upon the request of the Lessor, at any time and from time to time after the occurrence of a Lease Event of Default under Section 17.1 hereof or at such other time as the Lessor has reasonable grounds to believe that Hazardous Substances have been Released, stored (in quantities or a manner that may violate Environmental Laws) or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, the Lessee shall provide, at the Lessee's sole expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant reasonably approved by the Agent on behalf of the Lessor indicating the presence or absence of Hazardous Substances on the Property. If the Lessee fails to provide such inspection or audit within thirty (30) days after such request, the Lessor may order the same, and the Lessee hereby grants to the Lessor access to the Property and an irrevocable license to undertake such inspection or audit. The cost of such inspection or audit shall be paid by the Lessee.

         (d) No Reduction of Other Obligations. Nothing in this Article XIV shall reduce or limit the Lessee's other obligations under the other Operative Documents.

                                   ARTICLE XV
                          GRANT OF LIEN; FORECLOSURE OF
                      LESSEE'S INTEREST; FURTHER ASSURANCES

         Section 15.1. Grant of Lien by the Lessee, Foreclosure of the Lessee's Interest.

         (a) The Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to First American Title
Insurance Company, as deed of trust trustee (together with all successor trustees, the "Trustee") IN TRUST, WITH POWER OF SALE, and grants to the Trustee a security interest in, and all of the Lessee's right, title and interest in and to, the Property, including, without limitation, all buildings, structures and other improvements, and all fixtures and other property now or hereafter attached to or affixed to the Land, and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Land, all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Property, together with all of the right, power and authority of the Lessee to alter, modify or change the terms, conditions and provisions of this Master Lease and any other lease pertaining to the Property, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of the Lessee under any lease pertaining to the Property, whether heretofore or hereafter existing, including, without limitation, the rights and options to purchase the Property contained in Article XVIII hereof, and all present

                                                                    Master Lease

and future right, title and interest of the Lessee in and to (i) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost savings, awards and payments of any kind due from or payable by (A) any Governmental Authority, or (b) any insurance or utility company, in each case under clause (A) or (B) above in respect of the Property, and (ii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi-governmental charges or levies imposed upon the Lessee in respect of the Property, and all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Property or any construction on the Land, and all additional estates, rights and interests hereafter acquired by the Lessee in all or any of the Land or any portion thereof, together with all proceeds (including claims and demands therefor) of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of any casualty, any exercise of the right of eminent domain or deed in lieu thereof, any injury to any Improvements, and any defect in title to the Property or other matter insured under any policy of title insurance, together with attorney's fees, costs and disbursements incurred by the Lessor in connection with the collection of such awards, payments and proceeds, and the Lessee further grants to the Trustee and the Lessor, as applicable, pursuant to the UCC of the State of California, a security interest in all present and future right, title and interest of the Lessee in and to any portion of the Improvements for which a security interest may be created under the UCC.

         TO HAVE AND TO HOLD the same whether now owned or held or hereafter acquired unto the Trustee, and its successors and assigns forever, IN TRUST, WITH POWER OF SALE, to secure to the Lessor the payment and performance of the obligations under the Operative Documents (other than the Guaranty) which directly relate to or are a benefit to the rights afforded to the Lessor Parties under the Operative Documents (other than the Guaranty), provided always that these presents are upon the express condition that, if all amounts owing to the Lessor Parties under this Master Lease and the other Operative Documents shall have been paid and satisfied in full, then, this instrument and the estate hereby granted shall cease and become void and shall be cancelled and surrendered. In no event shall this Master Lease be deemed or construed to secure the Guaranty.

         This Master Lease secures all present and future loan disbursements made by the Lessor to the Lessee pursuant to the Participation Agreement, the Note Purchase Agreement, the Notes, the Equity Investment and all other sums from time to time owing to the Lessor Parties under this Master Lease and the other Operative Documents (other than the Guaranty).

         (b) In the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transactions evidenced by this Master Lease are loans made by the Lessor as unrelated third party lender to the Lessee secured by all of the Property, all to secure such loans, effective on the date hereof.

                                                                    Master Lease

         (c) In the event of the occurrence of a Lease Event of Default, then the entire Outstanding Lease Balance together with all accrued and unpaid Basic Rent and Supplemental Rent shall, subject to the Participation Agreement, at the option of the Lessor and notice to the Lessee, immediately become due and payable for all purposes, whether or not due according to the maturity date or dates thereof; and all other indebtedness, the payment of which is secured by this Master Lease, shall likewise become due and payable. Subject to the Participation Agreement, the Lessor and the other Lessor Parties and each of them are authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property or any part thereof, to take possession of all or any of the Property or any part thereof and exercise without interference from the Lessee, any and all rights which the Lessee has with respect to the management, possession, operation, protection or preservation of the Property.

         (d) Subject to Article XI of the Participation Agreement, and subject to applicable law, upon the request of the Lessor, the Trustee is hereby granted a power of sale and may sell the Property, or such part or parts thereof or interests therein as the Lessor may select, after first having given such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as then may be required by law and then having given such notice and advertised the time and place of such place of such sale in such manner as then may be provided by law, and upon such sale and any resale and upon compliance with the law then relating to foreclosure proceedings, to convey title to the purchaser. Following a foreclosure sale, the Trustee shall deliver or cause to be delivered to the purchaser the Trustee's deed, assignment of lease and/or bills of sale or other conveyance documents as necessary to convey the property so sold without any covenant or warranty, express or implied.

         (e) No action of the Lessor or the Trustee based upon the provisions contained herein or based upon applicable law, including, without limitation, the giving of a notice of default or election to sell or a notice of sale, shall constitute an election of remedies which would preclude the Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. The Lessor shall have the right, with the irrevocable consent of the Lessee hereby given and evidenced by the execution of this instrument, following the occurrence of a Lease Event of Default to obtain appointment of a receiver by any court of competent jurisdiction without further notice to the Lessee, to the fullest extent permitted by law, as a matter of right and without regard to, or the necessity to disprove, the adequacy of the security for the Obligations or the solvency of the Lessee or any other obligor, and the Lessee to the fullest extent permitted by law irrevocably waives such necessity and consents to such appointment, without notice. Said receiver shall be authorized and empowered, to the extent permitted by applicable law, to enter upon and take possession of any or all of the Property, including all personal property used upon or in connection with the Property herein conveyed, to let any or all of the Property, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Property to another party ("Property Rents"), and apply the Property Rents after payment of all necessary charges and expenses to reduction of the related Obligations in such order, proportion and priority as provided in the Participation Agreement. At the option of the Lessor, to the extent permitted by applicable law, said receiver shall accomplish entry and taking possession of the Property by actual entry and possession or by notice to the Lessee. Said receiver shall be empowered to issue receiver's certificates for funds advanced by the Lessor for the purpose of protecting the value of the Property as security for the related Obligations. The amounts evidenced by receiver's certificates shall bear interest at the

                                                                    Master Lease

Overdue Rate and may be added to the related Obligations if the Lessee or a junior lienholder purchases any or all of the Property at a trustee's or foreclosure sale. The Lessor shall not be obligated to require the appointment of a receiver or conservator for the Property either pending a foreclosure sale or otherwise, irrespective of whether or not the Property is adequate security for the Secured Obligations.

         (f) The Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to the Lessor. Regardless of whether Trustee resigns, the Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any applicable statutory procedure for such substitution; or if the Lessor, in its sole and absolute discretion, so elects, and if permitted by law, the Lessor may substitute such successors or successors by recording, in the office of the clerk or recorder (as applicable) of the county or counties where the Property is located, a document executed by the Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where the memorandum of this Master Lease is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW THE TRUSTEE TO TAKE POSSESSION OF ANY OR ALL OF THE PROPERTY AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT.

         (g) One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers until all of the Property has been sold or until the entire amounts evidenced and/or secured by this Master Lease and the other Operative Documents are paid in full.

         (h) With respect to that portion of the Property constituting personal property, for the purpose of securing the Lessee's obligations for the repayment of the above-described obligations: (i) this Master Lease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for in this Master Lease shall be deemed to be a grant by the Lessee to the Lessor, of a lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Property, including, but not limited to, the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such obligations, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor and its successors and assigns; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. The Lessee shall, to the extent consistent with this Master Lease, and the Lessor shall (at the sole cost and expense of the Lessee) if so directed by the Agent, take such actions and execute, deliver, file and record such

                                                                    Master Lease

other documents, financing statements, continuation statements, mortgages and deeds of trust as may be necessary to ensure that the security interest in the Property created by this Master Lease are deemed to be a perfected security interest with priority over all Liens other than Permitted Liens and will be maintained as such throughout the Lease Term.

         (i) The remedies provided herein shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise. The only limitation upon the foregoing agreements as to the exercise of remedies is that there shall be but one full and complete satisfaction of the indebtedness secured hereby.

                                  ARTICLE XVI
                    TERMINATION OF LEASE UPON CERTAIN EVENTS
                          WITH RESPECT TO THE PROPERTY

         Section 16.1. Termination upon Certain Events. If any of the following occurs with respect to the Property:

         (a) an Event of Loss occurs during the Base Lease Term; or

         (b) a Material Adverse Environmental Condition exists;

the Lessor or any of the other Lessor Parties may give written notice (an "Early Termination Notice") to the Lessee that, as a consequence of such event, the Memorandum of Lease and this Master Lease are to be terminated, then the Lessee shall, at the Lessor's election be obligated to acquire the Lessor's interest in the Property on the next occurring Basic Rent Payment Date that occurs no earlier than thirty (30) days and no more than ninety (90) days after the date the Lessee receives the Early Termination Notice by paying to the Lessor an amount equal to the sum of (x) the Outstanding Lease Balance on the date of such purchase, plus (y) all accrued and unpaid Basic Rent on the date of such purchase, plus (z) all Supplemental Rent due and owing on the date of such purchase after giving effect thereto.

         Section 16.2. Early Termination Procedures. On the date of the payment by the Lessee of the Outstanding Lease Balance and all other amounts then due in accordance with Section 16.1 hereof (such date, the "Early Termination Date"), the Memorandum of Lease covering this Master Lease shall terminate and concurrently with the Lessor's receipt of such payment:

         (a) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee), at the Lessee's cost and expense, a grant deed and a bill of sale or other appropriate conveyance instrument with respect to the Property containing representations and warranties of grantor regarding the absence of Lessor Liens and an assignment of the Lessor's entire interest in the Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Master Lease and the Memorandum of Lease covering the Property and any Lessor Liens attributable to the Lessor;

         (b) the Property shall be conveyed to the Lessee "AS IS" and in its then present physical condition;

                                                                    Master Lease

         (c) the Lessor shall, at the Lessee's sole cost and expense and as a condition to the Lessee's obligation to acquire the Lessor's interest in the Property, (x) execute and deliver to the Lessee a statement of termination of this Master Lease and the Memorandum of Lease and releases of any Liens on the Property created by the Operative Documents attributable to the Lessor and (y) obtain terminations of any Liens on the Property which may be held by the Agent or any other Lessor Party, including, in each case, termination statements for any financing statements (to the extent relating to the Property) which are then of record naming the Lessor, the Agent or any other Lessor Party, as the case may be, as the secured party with respect to the Property; and

         (d) in the case of a termination pursuant to clause (a) of Section 16.1 hereof, the Lessor shall convey to the Lessee any net insurance proceeds therefor received by the Lessor or assign the Lessor's right to receive all insurance proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Master Lease or at the request of the Lessee, such amounts shall be applied against sums due hereunder.

                                  ARTICLE XVII
                        EVENTS OF DEFAULT; UNWIND EVENTS

         Section 17.1. Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

         (a) the Lessee shall fail to make any payment of Basic Rent or in the case of a purchase pursuant to Section 18.1(a) or 16.1 hereof, the Outstanding Lease Balance, Purchase Option Price or Maximum Recourse Amount within five (5) Business Days of the due date thereof; or

         (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section 17.1) within five (5) Business Days after receipt of written demand therefor from the Lessor or any assignee thereof; or

         (c) the Lessee shall fail on the Lease Termination Date to make any payment of the Purchase Option Price or, in the event the Lessee has elected to remarket the Property and satisfied the requirements of Section 18.4 hereof, Maximum Recourse Amount or Gross Remarketing Proceeds;

         (d) the Lessee  shall fail to maintain  the  insurance  required  under
Article XIII hereof, shall assign this Master Lease or sublease the Property other than in accordance with Article VI hereof or shall fail to observe or perform any term, covenant or condition to be performed by it under Section 18.3 or 18.4 hereof, or the Guarantor shall fail to observe or perform any term, covenant or condition to be performed by it under the Guaranty or Sections 8.1,
8.2 or 8.3 of the Participation Agreement; provided, however, that during the Base Lease Term, the Lessee's failure to maintain the insurance required under
Article  XIII  hereof  shall not  become a Lease

                                                                    Master Lease

Event of Default if the Lessee corrects such failure within one (1) Business Day following such lapse or failure; or

         (e) the Lessee or the Guarantor shall fail to observe or perform any material term, covenant or condition of the Lessee or the Guarantor under this Master Lease or any other Operative Document to which it is a party other than those described in this Section 17.1 and, in each such case, such failure shall have continued for thirty (30) days or such shorter period as may be specified in any other Operative Document after the earlier of (x) the date on which any Responsible Officer of the Lessee having direct responsibility for the Property of the Lessee or the Guarantor, as applicable, shall have actual knowledge thereof and (y) delivery to the Lessee or the Guarantor of written notice thereof from the Lessor; or

         (f) any representation or warranty made by the Lessee or the Guarantor in any of the Operative Documents to which it is a party shall have been inaccurate at the time made, except for such inaccuracies or misstatements which are not material, and if capable of remedy, shall remain unremedied for thirty
(30) days after the earlier of (x) the date on which any Responsible Officer of the Lessee having direct responsibility for the Property or the Guarantor shall have actual knowledge thereof, and (y) delivery to the Lessee or the Guarantor of written notice thereof from the Lessor or any permitted assignee thereof; or

         (g) the Guarantor or any Material Subsidiary shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Guarantor or any Material Subsidiary or of any substantial part of the assets of the Guarantor or any Material Subsidiary or shall commence any case or other proceeding relating to the Guarantor or any Material Subsidiary under any bankruptcy, arrangement, insolvency, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Guarantor or any Material Subsidiary and the Guarantor or any Material Subsidiary shall indicate its approval thereof, consent thereto or acquiescence therein or if such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof; or

         (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Guarantor or any Material Subsidiary bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Guarantor or any Material Subsidiary in any involuntary case under federal bankruptcy laws as now or hereafter constituted; or

         (i) the Conduit Agent shall have delivered a Notice of Default to the Lessee; or

         (j) any provision under any Operative Document with respect to the Property or the payment obligations of the Lessee or the Guarantor or any Lien granted under any Operative Document shall, in whole or in part, other than solely as the result of an intentional act of a Lessor Party, terminate, cease to be effective against, or cease to be the legally valid, binding and enforceable obligation of, the Lessee or the Guarantor, as the case may be, the effect of which, in

                                                                    Master Lease

any such case, shall deprive any party to such Operative Document of any material benefits and rights intended to be created thereby, or Guarantor denies or disaffirms its obligations under the Guaranty or, except as permitted under any Operative Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien; or

         (k) the Lessee or the Guarantor shall directly or indirectly contest in any manner the effectiveness, validity, binding nature or enforceability of any Operative Document or any Lien granted under any Operative Document; or

         (l) the Guarantor or any of its Subsidiaries shall (i) default in the payment of any portion of the principal of or interest on any Indebtedness (including, without limitation, payments under the Flatirons Lease) beyond any grace period provided with respect thereto, or (ii) default in the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto if the effect of such default is to cause, or permit (or, with the giving of notice or lapse of time or both, to cause or permit) the holder or holders of Indebtedness the aggregate outstanding principal amount of which is at least $10,000,000 (or a trustee on behalf of holder or holders) to cause any such Indebtedness to become due (or be prepaid or purchased) prior to its stated maturity; or

         (m) a final judgment for more than $10,000,000 in the aggregate (net of acknowledged insurance proceeds receivable) shall be rendered against the Guarantor or any of its Subsidiaries and if within sixty (60) days after entry thereof such judgment shall not have been discharged or execution thereof stayed pending appeal; or

         (n) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Lessor Parties shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Guarantor or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $500,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

         (o) with respect to any Multi-Employer Plan, an event shall have occurred and the Lessor Parties shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Guarantor or any of its Subsidiaries in an aggregate amount exceeding
$500,000 and such event in the circumstances occurring reasonably could constitute grounds for, or result in, the termination, reorganization or insolvency of such Multi-Employer Plan;

         (p) Guarantor fails to pay amounts due under the Guaranty when due; or

         (q) a Construction Agency Agreement Event of Default of the type described in clauses (a), (d), (e) or (f) of Section 6.1 of the Construction Agency Agreement occurs.

                                                                    Master Lease

         Section 17.2. Remedies. Upon the occurrence and continuance of any Lease Event of Default of the type described in clause (g) or (h) of Section 17.1, the Lessee shall immediately become obligated to pay the then outstanding amount of the Outstanding Lease Balance together with all accrued and unpaid Basic Rent and Supplemental Rent, without presentment, demand, protest, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or any other Operative Document to the contrary notwithstanding. Upon written notice by the Lessor to the Lessee after the occurrence and continuance of any other Lease Event of Default, the Lessee shall immediately become obligated to pay the then outstanding amount of the Outstanding Lease Balance together with all accrued and unpaid Basic Rent and Supplemental Rent.

         Section 17.3. Lessor's Remedies. At any time after the occurrence of any Lease Event of Default, so long as such Lease Event of Default exists, the Lessor (which term shall include the Lessor's permitted assignees) may do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default, and without impairment of the acceleration of the obligations of the Lessee pursuant to Section 17.2 hereof:

         (a) The Lessor may, by notice to the Lessee, rescind or terminate this Master Lease with respect to all or any portion of the Property as of the date specified in such notice; provided, however, (1) no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Master Lease unless a written notice of such intention is given to the Lessee, (2) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Master Lease for a continuing Lease Event of Default and (3) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor;

         (b) The Lessor may demand that the Lessee shall, upon the written demand of the Lessor, return the Property promptly to the Lessor in compliance with the Return Conditions and in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VIII and IX hereof as if the Property was being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and without prejudice to any other remedy which the Lessor may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Land and take immediate possession of (to the exclusion of the Lessee) the Property therein or any part thereof and expel or remove the Lessee, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the other damages of the Lessor, the Lessee shall be responsible for all costs and expenses incurred by the Lessor in connection with any reletting of all or any of the Property (including reasonable brokers' fees) and all costs of any repairs or alterations made by the Lessor;

         (c) The Lessor may (i) sell all or any part of the Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee (except that Excess Sales Proceeds shall be paid to the Lessee) with respect thereto (except to the extent required by

                                                                    Master Lease

clause (ii) below if the Lessor shall elect to exercise its rights thereunder) in which event the obligation of the Lessee to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated with respect to the Property so sold; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing after the Basic Rent Payment Date coinciding with such date of sale (or, if the sale date is not a Basic Rent Payment Date, the Basic Rent Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of (1) the Outstanding Lease Balance calculated as of such Basic Rent Payment Date (plus all Basic Rent and Supplemental Rent due and unpaid to and including such Basic Rent Payment Date), over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Lessor or incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Basic Rent Payment Date until the date of payment;

         (d) If the Lessee has breached this Master Lease and abandoned the Property, this Master Lease shall continue in effect for so long as the Lessor does not terminate the Lessee's right to possession, and the Lessor may enforce all of the Lessor's rights and remedies under this Master Lease, including the right to recover the Basic Rent and Supplemental Rent hereunder as it becomes due under this Master Lease. The Lessee's right to possession shall not be deemed to have been terminated by the Lessor except pursuant to clause (a) above. The following do not constitute a termination of the Lessee's right to possession:

                  (i) Acts of maintenance or preservation or efforts to relet the Property or any portion thereof;

                  (ii) The appointment of a receiver upon the initiative of the Lessor to protect the Lessor's interest under this Master Lease;

                  (iii) Reasonable withholding of consent to an assignment or subletting, or terminating a subletting or assignment by the Lessee.

         (e) The Lessor may, at its option, elect not to terminate this Master Lease with respect to any or all of the Property and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due to the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Master Lease as and when the same become due, or are to be performed. During the continuance of a Lease Event of Default, the Lessor may enter the Property in accordance with applicable law without terminating this Master Lease and sublet all or any part of the Property for the Lessee's account to any Person, for such term (which may be a period beyond the remaining Lease Term), at such rents and on such other terms and conditions as are commercially reasonable. If the rents received by the Lessor from such subletting, after application as provided above, are insufficient in any period to pay Basic Rent and Supplemental Rent due and payable hereunder for such period, the Lessee shall pay such deficiency to the Lessor upon demand. Notwithstanding any such subletting for the Lessee's account without

                                                                    Master Lease

termination, the Lessor may at any time thereafter, by written notice to the Lessee, elect to terminate this Master Lease by virtue of a previous Lease Event of Default.

         Regardless of the Lessor's consent, no subletting or assignment of the Property shall release the Lessee of the Lessee's obligation or alter the primary liability of the Lessee to pay Rent hereunder (including Basic Rent and Supplemental Rent ) and to perform all other obligations to be performed by the Lessee hereunder. The acceptance of Rent by the Lessor from any other Person shall not be deemed to be a waiver by the Lessor of any provision hereof. Consent to one assignment or subletting of the Property shall not be deemed consent to any subsequent or further assignment, subletting, hypothecation or third party use of the Property. The Lessor may proceed directly against the Lessee without the necessity of exhausting remedies against said assignee or successor. The Lessor may consent to subsequent assignments or subletting of this Master Lease or amendments or modifications to this Master Lease with assignees of the Lessee, without notifying the Lessee, or any successor of the Lessee, and without obtaining its or their consent thereto and such action shall not relieve the Lessee or any successor of the Lessee of liability under this Master Lease.

         (f) Unless the Property has been sold in its entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under clauses (b), (c), (d) or (e) of this Section
17.3 with respect to the Property or any portions thereof, demand, by written notice to the Lessee, that the Lessee purchase, on the date specified in such notice such date in all cases to be at least twenty (20) days from the date of notice, the Property (or any remaining unsold portions thereof) for the Outstanding Lease Balance plus all other amounts then due and owing hereunder in accordance with the provisions of Section 19.1(a) hereof;

         (g) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

         (h) The Lessor may retain and apply against the Outstanding Lease Balance all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Master Lease;

         (i) The Lessor, as a matter of right and with notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Property unless such receivership is sooner terminated; or

                                                                    Master Lease

         (j) The Lessor may exercise the remedies described in Article XV hereof, as applicable.


         Section 17.4. Other Rights of the Lessor. To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Property or any interest therein. The Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents pursuant to any laws now or hereafter in force, notwithstanding the fact that some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security and/or title now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including in connection with the assignment of rents to the Lessor, or the appointment of a receiver and the entry of such receiver onto any or all of the Property or any part thereof), be deemed a "mortgagee in possession", and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         Section 17.5. Excess Proceeds. If, pursuant to the exercise by the Lessor of its remedies pursuant to Section 17.3 hereof, an amount equal to the Outstanding Lease Balance plus all other amounts due and owing from the Lessee under this Master Lease and the other Operative Documents (including all accrued and unpaid Basic Rent and all Supplemental Rent then due and owing) shall have been paid in full in cash, then the Lessor shall promptly remit to the Lessee any excess amounts received by the Lessor.

         Section 17.6. Lessee's Right to Purchase. Notwithstanding anything to the contrary contained in this Master Lease, after the occurrence and during the continuance of an Unwind Event, an Event of Loss, a Lease Default, Lease Event of Default, Acceleration Event or Unmatured Acceleration Event other than a Lease Event of Default pursuant to clause (a), (g) or (h) of Section 17.1 hereof, the Lessee shall have the right to pay an amount equal to the Outstanding Lease Balance of this Master Lease plus all accrued and unpaid Basic Rent plus any Supplemental Rent due and owing hereunder and under the Participation Agreement or any other Operative Document, with the amount of such Outstanding Lease Balance, Basic Rent and Supplemental Rent to be determined as of such date of payment, and upon such payment, the Property shall be reconveyed to the Lessee or its designee in accordance with the provisions of Section 19.1(a) hereof; provided, however, that such right of the Lessee shall terminate on the earliest of (i) the date occurring thirty (30) days after notice to the Lessee from the Lessor or any

                                                                    Master Lease

assignee thereof of the applicable Lease Event of Default, (ii) the date occurring thirty (30) days after the Lessor has commenced its exercise of remedies under Section 17.3 and (iii) the occurrence of any Lease Event of Default under clause (a), (g) or (h) of Section 17.1 hereof.

         Section 17.7. [Intentionally Omitted].

         Section 17.8. Unwind Event Remedies.

         (a) Upon the occurrence and continuance of an Unwind Event (the occurrence of which shall have been finally determined and not subject to appeal), unless the Lessee shall have exercised its option to purchase the Property under Section 17.6 hereof, the Lessee shall be deemed to have elected to offer the Property for sale to third parties (such option, the "Unwind Option").

         (b) Upon the occurrence and continuance of an Unwind Event, the Lessee shall pay to the Lessor the Maximum Unwind Amount.

         (c) The following actions shall be taken by the Lessee (at the direction and expense of the Lessor) as of a date no later than ninety (90) days after the date on which the Unwind Option is exercised (such date, the "Unwind Date"):

                  (1) No less than sixty (60) days prior to the Unwind Date, the Lessee shall have delivered to the Lessor Parties (x) an Environmental Audit for the Property and (y) an ALTA Survey with respect to the Land and the Improvements prepared in accordance with the requirements of Section 18.3(c) hereof. If any such Environmental Audit indicates any exceptions, the Lessee shall have also delivered prior to the date of exercise of the Unwind Option, a Phase Two environmental assessment prepared in accordance with the requirements of Section 18.3(c) hereof.

                  (2) For a period of ninety (90) days after the exercise by the Lessee of the Unwind Option, (such period, the "Unwind Marketing Period"), the Lessee shall, as nonexclusive agent for the Lessor, use best commercial efforts to obtain cash bids for the acquisition of all of the Lessor's interest in and to the Property and will attempt in good faith to obtain the highest purchase price for the Property and for not less than the Fair Market Value of the Property. In the event that the Lessee receives any bid(s) for any Property, the Lessee shall, within five (5) Business Days after its receipt thereof, certify to the Lessor Parties in writing the amount and terms of such bid(s), and the name and address of the party or parties submitting such bid.

                  (3) The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor and any potential purchaser(s), and shall otherwise do all things reasonably necessary to sell and deliver possession of the Property to any purchaser(s) thereof.

                  (4) The Lessee shall use all efforts reasonably requested by the Agent to procure bids from one or more bona fide prospective purchasers and deliver the same, if any, to the Lessor (with a copy to the Agent), within five
(5) days of receipt thereof. No such purchaser shall be the Lessee or any Subsidiary or Affiliate of the Lessee or any Person with

                                                                    Master Lease

whom the Lessee has an understanding or arrangement regarding the future use of the Property by the Lessee or such Subsidiary or Affiliate, but such purchaser may be the Lessor, the Note Purchaser, the Agent, any Liquidity Bank, any Affiliate of the foregoing or any Person contacted by the Lessor, the Agent, the Note Purchaser, or any Liquidity Bank. Each written offer must specify an effective date of sale falling on or prior to the Unwind Date, unless the Lessor, the Agent, and the Note Purchaser shall otherwise agree, each in its sole discretion.

                  (5) The Lessee shall submit all bids, if any, to the Lessor (with a copy to the Agent) and the Lessor, and the Note Purchaser will have the right to submit any one or more bids. Any sale by the Lessee shall be for the highest cash bid submitted to the Lessor. The determination of the highest bid shall be made by the Agent prior to the Unwind Date. All bids shall be on an all-cash basis unless the Agent, the Lessor, the Note Purchaser and the Liquidity Banks shall otherwise agree.

                  (6) In connection with any such sale of the Lessor's interest in and to the Property, the Lessee will provide to the purchaser all customary "seller's" indemnities and representations and warranties regarding title, absence of Liens (other than Permitted Liens of the type described in clauses
(i), (vii), (viii) and (ix) (to the extent expressly consented to in writing by the Lessor on behalf of the Consenting Parties) or relating to an easement, dedication or other transfer that was permitted at the time made pursuant to
Section 11.2 and (x) of the definition of "Permitted Liens") and the condition of the Property as reasonably required by the Lessor, to the extent the same are reasonably requested by the purchaser and factually accurate. The Lessee shall have obtained, at no cost or expense to the Lessor, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than as to the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights to receive the proceeds of such sale in cash up to an amount equal to the Outstanding Lease Balance on the date of such sale, plus all accrued and unpaid Basic Rent plus any Supplemental Rent due and owing (including any amounts due under the Participation Agreement and any other Operative Document).

                  (7) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of any such sale of the Property, whether incurred by the Lessor or the Lessee, including the cost of all title insurance, surveys, Environmental Audits and other environmental reports, appraisals, transfer taxes, the reasonable attorneys' fees of the Lessor, commissions, escrow fees, recording fees and all applicable documentary and other transfer taxes.

                  (8) On or prior to the Unwind Date, the Lessee shall, whether or not any or all of the Property has been sold, pay or cause to be paid to the Agent for repayment of the outstanding balance of the Notes and the Equity Investment in the manner and priority specified in Article XI of the Participation Agreement (or in the case of Supplemental Rent to the Person entitled thereto), in the type of funds specified in Section 3.2 hereof, an amount equal to (x) all unpaid Basic Rent due on or prior to the Unwind Date, plus (y) without duplication, all Supplemental Rent due and owing on the Unwind Date after giving effect to such payment plus

                                                                    Master Lease

(z) all other amounts under the Operative Documents which have accrued or will accrue prior to or as of the Unwind Date.

                  (9) To the extent that the gross sale proceeds (without deduction for any marketing, closing or other costs, prorations or commissions) (the "Unwind Proceeds") from such sale, exceeds the Outstanding Lease Balance, the excess arising therefrom (the "Excess Unwind Proceeds"), shall be paid to the Lessee on the Unwind Date (provided that the Lessee shall have paid all amounts due as set forth above pursuant to this clause (9)). If the Property has not been sold on or prior to the Unwind Date and any such sale is consummated at any time thereafter, then, if after giving effect to such sale and any payments previously paid by the Lessee to the Lessor there would be any Excess Unwind Proceeds, the Lessor shall remit to the Lessee, promptly after the consummation of such sale, an amount equal to the Excess Unwind Proceeds minus the Imputed Return, determined as of the date of such sale.

                  (10) The purchaser of the Property shall be Solvent.

         Section 17.9. Procedures If No Sale in Connection with the Exercise of the Unwind Option. If the Lessee effectively elects the Unwind Option and each of the conditions and requirements set forth hereinabove shall have been satisfied, but, nevertheless, the Lessee is unable to obtain bids for the Property satisfactory to the Agent as provided above and the Property remains unsold as of the date ninety (90) days thereafter, then the Lessee shall, in addition to making any payments required pursuant to Sections 17.8(c)(8) above, return the Property to the Lessor (or to any other Person specified by the Lessor). In connection with each such return of the Property, the Lessee shall, at its own cost and expense, on or prior to the date of transfer, do each of the following:

         (a) the Lessee shall execute and deliver to the Lessor (or to the Lessor's designee) (A) a certificate of the Lessee containing representations and warranties regarding the absence of Liens (other than Permitted Liens of the type described in clauses (i), (vii), (viii) and (ix) (to the extent expressly consented to in writing by the Lessor on behalf of the Consenting Parties) or relating to an easement, dedication or other transfer that was permitted at the time made pursuant to Section 11.2) hereof and (x) of the definition of "Permitted Liens"), (B) a bill of sale with respect to all equipment and other personal property comprising part of the Property and (C) a deed or other conveyance instrument of the Lessee's entire interest in the Property (which shall include an assignment of all of the Lessee's right, title and interest in and to any insurance proceeds with respect to the Property not previously received by the Lessee and an assignment of all leases and subleases of the Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Liens attributable to the Lessee;

         (b) the Lessee shall execute and deliver to the Lessor and the Lessor's title insurance company an affidavit in customary form as to the absence of any Liens (other than Permitted Liens of the type described in clauses (i), (vii), (viii) and (ix) of the definition of Permitted Liens (to the extent expressly consented to in writing by the Lessor on behalf of the Consenting Parties) or relating to an easement, dedication or other transfer that was permitted at the time made pursuant to Section 11.2 hereof) and (x) of the definition of "Permitted Liens"), and shall execute and deliver to the Lessor a statement of termination of this Master Lease;

                                                                    Master Lease

         (c) the Lessee shall, as of such transfer date, (i) vacate the Property and, at the request of the Lessor, cause any Subtenant or other sublessee of the Property to vacate the Property, and (ii) transfer possession of the Property to the Lessor or any Person designated by the Lessor, in each case by surrendering the same into the possession of the Lessor or such Person, as the case may be, in the condition required by the Return Conditions and in compliance with Applicable Law;

         (d) the Lessee shall deliver to the Lessor or any Person designated by the Lessor copies of all books and records regarding the maintenance and ownership of the Property, a current copy of the plans and specifications for the Improvements, an assignment of all assignable licenses and shall cause to be delivered all necessary easements required for the operation and maintenance of the Property;

         (e) the Lessee will cooperate reasonably with the Lessor and/or any Person designated by the Lessor to receive the Property, which cooperation shall include seeking and obtaining all necessary Governmental Action; and

         (f) in the event that the Lessor disposes of the Property after the Unwind Date, the Lessee shall be entitled to receive the surplus, if any of Unwind Proceeds over (ii) the sum of (A) the Outstanding Lease Balance plus (B) any costs incurred by the Lessor in respect of the Property which have not been otherwise paid by the Lessee or the Guarantor plus (C) any unpaid Basic Rent or Supplemental Rent plus (D) the Imputed Returns.

         Section 17.10. Failure to Comply with Remarketing Conditions in Connection with Exercise of Unwind Option. If the Lessee shall fail to carry out any obligation specified in Section 17.8 or 17.9 hereof (it being understood that the failure to have received a bid on the Property in the absence of any failure to act, or wrongful act, on the part of the Lessee shall not constitute a failure on the part of the Lessee to have performed such obligations), then the Lessor shall declare by written notice to the Lessee that as a consequence of the Lessee's failure to comply with such remarketing conditions, the Lessee shall be deemed to have exercised its Purchase Option with respect to the Property and the Lessee shall purchase all of the Property as of such date substantially in accordance with the provisions of Section 18.1(b) hereof.

                                 ARTICLE XVIII
                         PURCHASE; RENEWAL; REMARKETING

         Section 18.1. Purchase Option. Subject to the conditions contained herein, the Lessee shall have the option ("Purchase Option") to purchase from the Lessor all of the Lessor's interest in and to the Property for the price ("Purchase Option Price") set forth below.

         (a) Purchase of Property. The Lessee shall have the irrevocable option to acquire all, but not less than all, of the Lessor's interest in and to the Property on (x) any Basic Rent Payment Date or (y) the Maturity Date, at a Purchase Option Price equal to the Outstanding Lease Balance of this Master Lease plus all accrued and unpaid Basic Rent and any Supplemental Rent due and owing under the Participation Agreement and the other Operative Documents, with the amount of such Outstanding Lease Balance, Basic Rent and Supplemental

                                                                    Master Lease

Rent to be determined as of such date of purchase. The Lessee's exercise of its option pursuant to this clause (a) shall be subject to the following conditions:

                  (i) if the purchase date is not the Maturity Date, then the Lessee shall have delivered a Purchase Notice at least sixty (60) days prior to such purchase date;

                  (ii) if the Lessee has not delivered to the Lessor a Remarketing Notice pursuant to Section 18.3(a) hereof three hundred and sixty-four (364) days prior to the Maturity Date, then a Purchase Notice designating the Maturity Date as the purchase date shall be deemed delivered; and

                  (iii) no Lease Default or Lease Event of Default shall have occurred and be continuing, unless such Lease Default or Lease Event of Default can be reasonably expected to be cured prior to the purchase date.

         Any Purchase Notice delivered in connection with an acquisition of the Lessor's fee interest in and to the Property pursuant to this clause (a) shall be irrevocable upon delivery thereof. Provided that no Lease Default, Lease Event of Default, Acceleration Event or Unmatured Acceleration Event shall have occurred and be continuing, the Lessor shall act in good faith to accommodate any refinancing activities undertaken by the Lessee which are scheduled to take effect within ninety (90) days prior to the Maturity Date.

         (b) Procedures Upon Exercise of a Purchase Option. If the Lessee exercises the Purchase Option pursuant to this Section 18.1 then, upon the receipt by the Lessor of the Purchase Option Price and all other amounts due in connection therewith and the satisfaction of any additional conditions specified in Section 18.1(a) hereof, the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to the Property in accordance with the terms and procedures set forth in Section 19.1(a) hereof, such transfer to be effective as of the date specified in the Purchase Notice. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its Obligations, including, without limitation, the obligation to pay to the Lessor the Purchase Option Price on the date specified in the Purchase Notice.

         Section 18.2. Renewal Option.

         (a) Renewal Option. Subject to the fulfillment of each of the conditions set forth in this Section 18.2, the Lessee shall have the option (the "Renewal Option") to extend the Lease Term for all (but not less than all) of the Property for one (1) year (the "Renewal Term") with such Renewal Term to commence on the first day following the last day of the Lease Term and to end on (but not include) the first anniversary of such day (or, if such anniversary is not a Business Day, the next succeeding Business Day).

         (b) Conditions to Exercise of Renewal Option. The effective exercise and consummation of the Renewal Option by the Lessee and the extension of the Lease Term

                                                                    Master Lease

through the Renewal Term shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below:

                  (i) Not later than four hundred (400) days prior to the Maturity Date, the Lessee shall have delivered to the Agent on behalf of the Lessor an irrevocable written notice of its election of the Renewal Option (a "Renewal Notice");

                  (ii) On both the date of delivery of the Renewal Notice and on the Maturity Date then in effect, (x) no Lease Event of Default or Lease Default under this Master Lease shall exist, and (y) by delivery of the Renewal Notice, the Lessee shall be deemed to represent to the Lessor as to the matters set forth in clause (x) of this condition
         (b)(ii);

                  (iii) The Lessee shall not have given notice of its intention to exercise the Remarketing Option under this Master Lease;

                  (iv) The Liquidity Banks or other Eligible Assignees shall have extended the Expiration Date as provided pursuant to Section 15.17(a) of the Participation Agreement and shall have made a coextensive extension under the Liquidity Documentation;

                  (v) The conditions precedent set forth in Section 15.17(g) of the Participation Agreement shall have been satisfied; and

                  (vi) The Lessor and the Lessee shall have agreed to execute mutually acceptable documentation governing the terms of the renewal, based upon the then market conditions.

         Section 18.3. Remarketing Option. Subject to the fulfillment of each of the conditions set forth in this Section 18.3 and in Section 18.4 hereof (all of such conditions, collectively, the "Return Conditions"), the Lessee may elect to remarket the Property (such election being referred to as the "Remarketing Option").

         The effective exercise and consummation of the Remarketing Option by the Lessee shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below.

         (a) Not later than three hundred and sixty-four (364) days prior to the Maturity Date, the Lessee shall have given to the Lessor and the other Lessor Parties written notice (a "Remarketing Notice") of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable.

         (b) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default under this Master Lease or Acceleration Event or Unmatured Acceleration Event shall exist, and thereafter, no Lease Event of Default or Lease Default under this Master Lease or Acceleration Event or Unmatured Acceleration Event shall occur.

         (c) Not later than sixty (60) days prior to the Lease Termination Date, the Lessee shall deliver to the Lessor and the other Lessor Parties (x) an Environmental Audit for the

                                                                    Master Lease

Property and (y) an ALTA Survey with respect to the Property. Each Environmental Audit described in this clause (c) shall be prepared by an environmental consultant selected by the Agent in the Agent's reasonable discretion and shall contain conclusions reasonably satisfactory to the Agent as to the environmental status of the Property. If any such Environmental Audit indicates any exceptions, the Lessee shall have also delivered prior to the Lease Termination Date a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Law. Each ALTA Survey delivered pursuant to this clause(c) shall be reasonably satisfactory to the Agent.

         (d) The Lessee shall have completed all Modifications, restoration and rebuilding of the Property required pursuant to Sections 10.2 and 14.2 hereof (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to such Sections, in each case prior to the date on which the Lessee delivers its Remarketing Notice (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Lease Termination Date. All Modifications shall have been completed in compliance with all Applicable Laws and Insurance Requirements. The Lessee shall not be relieved pursuant to Section 12.1 from complying with any Applicable Law relating to the Property that involved the extension of the ultimate imposition of such Applicable Law beyond the Lease Termination Date. All Liens (other than Permitted Liens of the type described in clauses (i), (vii), (viii) and (ix) of the definition of Permitted Liens (to the extent expressly consented to in writing by the Lessor on behalf of the Consenting Parties) or relating to an easement, dedication or other transfer that was permitted at the time made pursuant to Section 11.2) and (x) of the definition of "Permitted Liens") on the Property or any part thereof shall have been removed.

         (e) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use best commercial efforts to obtain cash bids for the acquisition of all of the Lessor's interest in and to the Property and will attempt in good faith to obtain the highest purchase price for the Property and for not less than the Fair Market Value of the Property; provided, however that the Lessor or the Agent may, but shall be under no obligation to, market the Property during the Marketing Period. In the event that the Lessee receives any bid(s) for the Property, the Lessee shall, within five (5) Business Days after its receipt thereof and at least twenty (20) Business Days prior to the Lease Termination Date, certify to the Lessor and the Agent in writing the amount and terms of such bid(s), and the name and address of the party or parties submitting such bid. The Lessee shall bear its own expenses and pay, as Supplemental Rent, the expenses of the Lessor, the Note Purchaser, the Agent and the Liquidity Banks in connection with any such bidding and sale process pursuant to this Section 18.3, as well as all costs and expenses incurred by any Person (including a buyer or potential buyer) to cause the Property to be in the condition required by this Section 18.3 and all costs of repairs, modifications or improvements desired by any such buyer(s).

         (f) The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor and any potential purchaser(s), and shall otherwise do all things reasonably necessary to sell and deliver possession of the Property to any purchaser(s) thereof.

                                                                    Master Lease

         (g) The Lessee shall use all efforts reasonably requested by the Agent to procure bids from one or more bona fide prospective purchasers and deliver the same, if any, to the Lessor (with a copy to the Agent) not less than twenty
(20) days prior to the Lease Termination Date. No such purchaser shall be the Lessee or any Subsidiary or Affiliate of the Lessee or any Person with whom the Lessee has an understanding or arrangement regarding the future use of the Property by the Lessee or such Subsidiary or Affiliate, but such purchaser may be the Lessor, the Note Purchaser, the Agent, any Liquidity Bank, any Affiliate of the foregoing or any Person contacted by the Lessor, the Agent, the Note Purchaser or any Liquidity Bank. Each written offer must specify the Lease Termination Date as the effective date of the sale unless the Lessor, the Agent, and the Note Purchaser shall otherwise agree, each in its sole discretion.

         (h) The Lessee shall submit all bids, if any, to the Lessor (with a copy to the Agent) and the Lessor and the other Lessor Parties will have the right to submit any one or more bids. Any sale by the Lessee shall be for the highest cash bid submitted to the Lessor. The determination of the highest bid shall be made by the Agent prior to the end of the Marketing Period, but in no event shall the Agent have any obligation to approve any bid unless such bid, together with the Maximum Recourse Amount, if funded, equals or exceeds the sum of the Outstanding Lease Balance and all accrued and unpaid Basic Rent and Supplemental Rent. All bids shall be on an all-cash basis unless the Agent, the Lessor and the other Lessor Parties shall otherwise agree.

         (i) In connection with any such sale of the Lessor's interest in and to the Property, the Lessee will provide to the purchaser all customary "seller's" indemnities and representations and warranties regarding title, absence of Liens (other than Permitted Liens of the type described in clauses (i), (vii), (viii) and (ix) of the definition of Permitted Liens (to the extent expressly consented to in writing by the Lessor on behalf of the Consenting Parties) or relating to an easement, dedication or other transfer that was permitted at the time made pursuant to Section 11.2) and (x) of the definition of "Permitted Liens") and the condition of the Property as reasonably required by the Lessor, including, without limitation, an environmental indemnity, to the extent the same are reasonably requested by the purchaser and factually accurate. The Lessee shall have obtained, at no cost or expense to the Lessor, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than as to the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights to receive the proceeds of such sale in cash up to an amount equal to the Outstanding Lease Balance on the date of such sale, plus all accrued and unpaid Basic Rent plus any Supplemental Rent due and owing (including any amounts due under the Participation Agreement).

         (j) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of any such sale of the Property, whether incurred by the Lessor or the Lessee, including the cost of all title insurance, surveys, Environmental Audits and other environmental reports, appraisals, transfer taxes, the reasonable attorneys' fees of the Lessor, commissions, escrow fees, recording fees and all applicable documentary and other transfer taxes.

                                                                    Master Lease

         (k) On or prior to the Lease Termination Date, the Lessee shall, whether or not any or all of the Property has been sold, pay or cause to be paid to the Agent for repayment of the outstanding balance of the Notes and the Equity Investment in the manner and priority specified in Article XI of the Participation Agreement (or in the case of Supplemental Rent, to the Person entitled thereto) on a Basic Rent Payment Date, in the type of funds specified in Section 3.2 hereof, an amount equal to the sum of (u) all unpaid Basic Rent due on or prior to the Lease Termination Date, plus (v) the gross sale proceeds, if any (less any marketing, closing or other costs, prorations for property taxes and utility charges or commissions related to the sale of the Property) (the "Gross Remarketing Proceeds") of the sale of the Property pursuant to this
Section 18.3 hereof, plus (x) the excess, if any, of the Outstanding Lease Balance over the Gross Remarketing Proceeds (provided, that so long as no Lease Default, Lease Event of Default, Acceleration Event or Unmatured Acceleration Event shall have occurred and be continuing, the amount of such excess so payable shall not be greater than the Maximum Recourse Amount ), plus (y)
without duplication, all Supplemental Rent due and owing on the Lease Termination Date after giving effect to such payment plus (z) all other amounts under the Operative Documents which have accrued or will accrue prior to or as of the Lease Termination Date.

         (l) The Lessee shall pay to the Lessor on or prior to the Lease Termination Date the amounts, if any, required to be paid pursuant to the Participation Agreement.

         (m) The sale of the Property shall be consummated on the Lease Termination Date and the Gross Remarketing Proceeds of the sale of the Property shall be paid directly to the Lessor.

         (n) To the extent that the Gross Remarketing Proceeds from such sale exceeds the Outstanding Lease Balance, any Supplemental Rent then due and owing, and together with any unpaid Basic Rent, then the excess arising hereunder (the "Excess Remarketing Proceeds"), shall be paid to the Lessee on the Lease Termination Date (provided that the Lessee shall have paid all amounts due pursuant to clause (k) above). If the Property has not been sold on or prior to the Lease Termination Date and any such sale is consummated at any time thereafter, then, if after giving effect to such sale there would be any Excess Remarketing Proceeds, the Lessor shall remit to the Lessee, promptly after the consummation of such sale, an amount equal to the Excess Remarketing Proceeds minus the Imputed Return, determined as of the date of such sale.

         Section 18.4. Procedures If No Sale During Marketing Period. If the Lessee effectively elects the Remarketing Option and each of the conditions and requirements set forth in Section 18.3 hereof shall have been satisfied, but, nevertheless, the Lessee is unable to obtain bids for the Property satisfactory to the Agent pursuant to Section 18.3(h) above and the Property remains unsold at the end of the Marketing Period, then the Lessee shall, in addition to making the payments required pursuant to Sections 18.3(k) and 18.3(l) above, return the Property to the Lessor (or to any other Person specified by the Lessor). In connection with such return of the Property, the Lessee shall, at its own cost and expense, do each of the following or otherwise comply with this Section 18.4:

         (a) the Lessee shall, on or prior to the Lease Termination Date, execute and deliver to the Lessor (or to the Lessor's designee) (A) a certificate of the Lessee containing representations and warranties regarding the absence of Liens (other than Permitted Liens of the type described

                                                                    Master Lease

in clauses (i), (vii), (viii) and (ix) (to the extent expressly consented to in writing by the Lessor by or on behalf of the Consenting Parties) or relating to an easement, dedication or other transfer that was permitted at the time made pursuant to Section 11.2 hereof) and (x) of the definition of "Permitted
Liens"), (B) if applicable or required, a bill of sale with respect to all equipment and other personal property comprising part of the Property and (C) a deed or other conveyance instrument of the Lessee's entire interest in the Property (which shall include an assignment of all of the Lessee's right, title and interest in and to any Loss Proceeds with respect to the Property and an assignment of all leases and subleases the Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Liens attributable to the Lessee;

         (b) the Lessee shall execute and deliver to the Lessor and the Lessor's title insurance company an affidavit in customary form as to the absence of any Liens (other than Permitted Liens of the type described in clauses (i), (vii), (viii) and (ix) (to the extent expressly consented to in writing by the Lessor by or on behalf of the Consenting Parties) or relating to an easement, dedication or other transfer that was permitted at the time made pursuant to
Section 11.2 hereof) and (x) of the definition of "Permitted Liens"), and shall execute and deliver to the Lessor a statement of termination of this Master Lease;

         (c) the Lessee shall, on the Lease Termination Date, (i) vacate the Property and, at the request of the Lessor, cause any Subtenant or other sublessee of the Property to vacate the Property, and (ii) transfer possession of the Property to the Lessor or any Person designated by the Lessor, in each case by surrendering the same into the possession of the Lessor or such Person, as the case may be, in the condition required by the Return Conditions and in compliance with Applicable Law;

         (d) on or prior to the Lease Termination Date, the Lessee shall deliver to the Lessor or any Person designated by the Lessor copies of all books and records in any Lessee Parties' possession or control regarding the maintenance and ownership of the Property, a current copy of the plans and specifications for the Improvements and an assignment of all assignable licenses necessary for the operation and maintenance of the Property;

         (e) the Lessee shall, for so long as the Lessor shall own the Property, cooperate reasonably with the Lessor and/or any Person designated by the Lessor to receive the Property, which cooperation shall include seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease; and

         (f) in the event that the Lessor disposes of the Property after the Remarketing Period, the Lessee shall be entitled to receive the surplus, if any of (i) the sum of (A) all amounts paid to the Lessor pursuant to Sections 18.3(k) and 18.3(l) hereof plus (B) the net sales proceeds of the disposition of the Property, over (ii) the sum of (A) the Outstanding Lease Balance plus (B) any costs incurred by the Lessor in respect of the Property which have not been otherwise paid by the Lessee or the Guarantor plus (C) any unpaid Basic Rent or Supplemental Rent plus (D) the Imputed Returns.

         Section 18.5. Failure to Comply with Remarketing Conditions. If one or more of the provisions of the Return Conditions shall not be fulfilled as of the applicable date set forth in such provision (time being of the essence), then the Lessor (without prejudice by any delay in doing so) shall declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee), in which event all of the rights of the Lessee under Section 18.3 hereof shall immediately terminate and, as a consequence of the Lessee's failure to comply with such Remarketing Conditions, the Lessee shall be deemed to have exercised its Purchase Option with respect to the Property and the Lessee shall purchase all of the Property on the Lease Termination Date in accordance with the provisions of Section 18.1(b) hereof.

                                                                    Master Lease

         Section 18.6. Sales. Except as expressly set forth in Section 18.3 hereof, the Lessee shall not have the right, power or authority to bind the Lessor in connection with any proposed sale of any Property. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale.

         Section 18.7. Certain Obligations Continue. During the Marketing Period, the obligations of the Lessee to pay Basic Rent and Supplemental Rent with respect to the Property (including any installment of Rent due on the Lease Termination Date) shall continue undiminished.

         Section 18.8. Deemed Election. Failure by the Lessee to deliver a Remarketing Notice or Purchase Notice on or prior to the date occurring three hundred and sixty-four (364) days prior to the Maturity Date shall be deemed to be an election by the Lessee, without further act thereby, of the Purchase Option described in Section 18.1(a) hereof, with such purchase to be consummated on the Lease Termination Date.

                                  ARTICLE XIX
                 PROCEDURES RELATING TO PURCHASE OR REMARKETING

         Section 19.1. Provisions Relating to the Exercise of Purchase Option, Conveyance Upon Remarketing and Conveyance Upon Certain Other Events.


         (a) Conveyance Upon Purchase by the Lessee, Etc. In connection with any termination of this Master Lease with respect to the Property pursuant to the terms of Article XVI hereof, in connection with any purchase or in connection with the Lessee's acquisition of the Lessor's interest in and to the Property in accordance with Section 18.1 hereof or in connection with the Lessee's obligations under Article XVI or Section 17.3(f) or 18.5 hereof, then, upon the date on which this Master Lease is to terminate with respect to the Property and upon tender by the Lessee of the amounts set forth in Article XVI, Sections 17.3(f), 18.1(a), or 18.5 hereof as applicable:

                  (i) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee), at the Lessee's cost and expense, a grant deed and a bill of sale or other appropriate conveyance document with respect to all buildings and containing representations and warranties of grantor regarding the absence of Lessor Liens and a

                                                                    Master Lease

         conveyance of the Lessor's entire interest in the Property (which shall include an assignment of all of the Lessor's right, title and interest in and to any net insurance proceeds with respect to the Property not previously received by the Lessor and an assignment and assumption of leases of such Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Master Lease and the Memoranda of Lease, any other Liens created by the Operative Documents that are attributable to the Lessor Parties, and any Lessor Liens;

                  (ii) the Property shall be conveyed to the Lessee "AS IS" and in its then present physical condition; and

                  (iii) the Lessor shall, at the Lessee's sole cost and expense, execute and deliver to the Lessee and the Lessee's title insurance company an affidavit as to the Lessor's title to the Property and the absence of Lessor Liens attributable to the Lessor on the Property, and shall, at the Lessee's sole cost and expense, (x) execute and deliver to the Lessee a statement of termination of this Master Lease with respect to the Property and the Memorandum of Lease covering the Property and releases of any Liens on the Property created by the Operative Documents attributable to the Lessor and (y) use reasonable commercial efforts to obtain terminations of any Liens on the Property which may be held by the Agent, including, in each case, termination statements for any financing statements which are then of record naming the Lessor or the Agent, as the case may be, as the secured party with respect to the Property.

         (b) Conveyance Upon Remarketing. If the Lessee properly exercises the Remarketing Option in accordance with the terms hereof, then the Lessee shall, on the Lease Termination Date and at its own cost, transfer possession of each Improvement (including all Property thereon) to the Lessor or, if such Property is to be sold in accordance with Section 18.3 hereof, to the independent purchaser thereof, in each case in accordance with the provisions of Section
18.3 hereof.

                                   ARTICLE XX
                            RIGHT OF QUIET ENJOYMENT

         Section 20.1. Quiet Enjoyment. Subject to Section 4.2 and Articles XVI and XVII hereof, Section 8.1(e) of the Participation Agreement and Article VI of the Construction Agency Agreement, the Lessor agrees that so long as no Lease Event of Default has occurred and is continuing, it shall not interfere in the Lessee's use of the Property in accordance with this Master Lease during the Lease Term; it being agreed that the Lessee's remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach. Such right is independent of, and shall not affect, the Lessor's rights otherwise to initiate legal action to enforce the obligations of the Lessee under this Master Lease.

                                  ARTICLE XXI
                  ACCEPTANCE OF SURRENDER; NO MERGER OF TITLE;
                           ESTOPPEL EQUITY INVESTMENT

         Section 21.1. Acceptance of Surrender. Except as otherwise provided herein, no surrender to the Lessor of this Master Lease or of any or all of the Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and prior to the payment or performance of all obligations required to be paid or performed hereunder and no act by the Lessor or any representative or agent of the Lessor, other than a written acceptance, shall constitute an acceptance of any such surrender.

         Section 21.2. No Merger of Title. There shall be no merger of this Master Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (i) this Master Lease or the leasehold estate created hereby or any interest in this Master Lease or such leasehold estate or (ii) the fee or leasehold estate in any or all of the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person.

                                                                    Master Lease

         Section 21.3. Estoppel Certificate. At any time and from time to time upon not less than ten (10) Business Days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party a certificate in a form prepared by the Requesting Party and reasonably satisfactory to the Certifying Party, signed by an authorized officer of the Certifying Party (or, in the case of the Lessee, a Responsible Officer) certifying that this Master Lease is in full force and effect (or that this Master Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Master Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXI may be relied upon by the Requesting Party, and any existing or prospective mortgagee, Purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                  ARTICLE XXII
                             LESSOR'S RIGHT TO CURE

         Section 22.1. The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to), remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by
Article XIII hereof, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee or any Subtenant, enter upon the Property for such purpose and take all such action thereon as the Lessor may reasonably determine to be necessary or appropriate therefor, and the Lessor shall give prompt notice thereof to the Lessee. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor or to such other Person as may be entitled thereto as Supplemental Rent.


                                  ARTICLE XXIII
                              INTENT OF THE PARTIES

         Section 23.1. Nature of Transaction.

         (a) It is the intent of the parties hereto that for bankruptcy and federal, state and local income tax purposes, but not for financial accounting purposes, the transaction contemplated hereby is a financing arrangement and preserves ownership of Property in the Lessee.

                                                                    Master Lease

         (b) Notwithstanding anything to the contrary contained herein, it is the intent of the parties hereto that the obligations of the Lessee under this Master Lease to pay (x) Basic Rent and Supplemental Rent and (y) Outstanding Lease Balance or Purchase Option Price in connection with any purchase of the Property pursuant to this Master Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the other Lessor Parties to the Lessee, and this Master Lease, the Memorandum of Lease, or the Precautionary Deed of Trust, covering the Property grant a security interest and deed of trust or lien, as the case may be, on all of the Property to the Lessor to secure the Lessee's performance under and payment of all amounts under this Master Lease and the other Operative Documents (other than the Guaranty), including all amounts advanced by the Lessor, Note Purchaser and/or the Liquidity Banks for the payment of the Outstanding Lease Balance under the Participation Agreement and all other amounts payable under the Operative Documents in connection therewith.

         Section 23.2. Agreement to Pay Maximum Recourse Amount . In furtherance of the intent of the parties as set forth in Section 23.1 above and as set forth in Article V of the Participation Agreement, the Lessee hereby absolutely, unconditionally and irrevocably (1) agrees to pay in full when due (after giving effect to any applicable grace period), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, all amounts owing to the Lessor Parties (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and (2) indemnifies and holds harmless the Lessor Parties for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Person in enforcing any rights under this Section 23.2.

                                  ARTICLE XXIV
                                  MISCELLANEOUS

         Section 24.1. Survival, Severability; etc. Anything contained in this Master Lease to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Master Lease shall survive such expiration or earlier termination for a period of one year except as to indemnification which shall continue to survive. If any term or provision of this Master Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Master Lease and any other application of such term or provision shall not be affected thereby.

         Section 24.2. Amendments and Modifications. Subject to the requirements of the Participation Agreement, neither this Master Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee and consented to by the Consenting Parties. The Lessor agrees that, at any time that Commercial Paper is outstanding, it shall provide (x) Moody's and S&P with written notice of any material amendment to this Master Lease and (y) the Lessee and the Lessor Parties with a copy of any such notice delivered to Moody's or S&P.

         Section 24.3. No Waiver. No failure by the Lessor or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Master Lease, and this Master Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                                                    Master Lease


         Section 24.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of Section 15.3 of the Participation Agreement.

         Section 24.5. Successors and Assigns. All the terms and provisions of this Master Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Lessee may not assign this Master Lease or any of its rights or obligations hereunder in whole or in part to any Person without the prior written consent of the Lessor Parties (each in its sole and absolute discretion); provided, however, that the Lessee may sublease the Property as permitted under Section 6.1 hereof. The Lessor may not assign this Master Lease or any of its rights or obligations hereunder in whole or in part to any Person except as permitted or as may be contemplated by the Operative Documents.

         Section 24.6. Headings and Table of Contents. The headings and table of contents in this Master Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 24.7. Counterparts. Subject to Section 24.10 hereof, this Master Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         Section 24.8. GOVERNING LAW. THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

         Section 24.9. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS MASTER LEASE AND/OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF SUCH PARTIES. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS MASTER LEASE AND EACH SUCH OTHER OPERATIVE DOCUMENT.

                                                                    Master Lease

         Section 24.10. Original Lease. The single executed original of this Master Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof shall be the original Executed Counterpart of this Master Lease (the "Original Executed Counterpart"). To the extent that this Master Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Master Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         Section 24.11. Tax Representation; Tax Forms.

         (a) The Lessor represents that, with respect to indebtedness of the Lessee for federal income tax purposes (and assuming that the payments of (x) Basic Rent and (y) Purchase Option Price, Outstanding Lease Balance or Maximum Recourse Amount, as the case may be, are treated for federal income tax purposes as payments of interest and principal, respectively), it is entitled to receive any payments to be made to it by the Lessee hereunder without the withholding of any U.S. federal income tax and will furnish to the Lessee such certifications, statements and other documents as are reasonably requested by the Lessee to evidence the Lessor's exemption from the withholding of any U.S. federal income tax or to enable the Lessee to comply with any applicable laws or regulations relating thereto.

         (b) Without limiting the effect of the foregoing clause (a), if the Lessor is not created or organized under the laws of the United States or any state or political subdivision thereof, the Lessor will furnish to the Lessee, to the extent required for U.S. federal income tax purposes and permitted by applicable law, Internal Revenue Service Form W-8 BEN or Form W-8 ECI or any subsequent versions of such forms or successors thereto as evidence of the Lessor's complete exemption from the withholding of U.S. federal income tax with respect to indebtedness of the Lessee for federal income tax purposes. Such forms shall be delivered by the Lessor (i) on or before the date the Lessor becomes a party to this Master Lease and promptly before the expiration, obsolescence or invalidity of any form previously delivered by the Lessor and
(ii) before or promptly after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Lessee pursuant to this
Section 24.11, unless, in the case of either clause (i) or (ii), as a result of the adoption of or a change in applicable law (including any statute, treaty, ruling or regulation by a governmental, judicial or taxing authority) occurring after the date on which a form was originally required to be provided, the Lessor is not entitled to

                                                                    Master Lease

provide such a form. The Lessee shall be entitled to rely on such forms in its possession until receipt of any revised or successor form pursuant to the preceding sentence.

         (c) For any period with respect to which the Lessor is required under clause (b) above to furnish the Lessee with the appropriate forms described in such clause (b) but has failed to do so (other than if such failure is due to the adoption of or a change in applicable law as described in the second sentence of clause (b) above), the Lessor shall not be entitled to any indemnification with respect to Impositions under Section 13.5 of the Participation Agreement, increased costs with respect to Section 4.4 of the Participation Agreement or additional payments with respect to Other Taxes under
Section 4.6 of the Participation Agreement to the extent that such Impositions, increased costs or Other Taxes are imposed as a result of such failure.

         Section 24.12. Limitation on Liability of the Lessor. The parties hereto agree that the Lessor shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any Claim based on or in respect of this Master Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Lessor shall be liable for its own willful misconduct or gross negligence (or negligence in the handling of funds), for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in Section 7.4 of the Participation Agreement or from the failure of the Lessor to perform its covenants and agreements set forth in the Participation Agreement, or for any Tax based on or measured by any fees, commission or compensation received by it for acting as a Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso, the Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; all obligations of the Lessor to the Lessee are solely nonrecourse obligations except, as to the Lessor, to the extent that the Lessor has received payment from others; all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor.

         Section 24.13. No Joint Venture. Any intention to create a joint venture or partnership relation between the Lessor and the Lessee is hereby expressly disclaimed.

         Section 24.14. No Accord and Satisfaction. The acceptance by the Lessor of any sums from the Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between the Lessor and the Lessee regarding sums due and payable by the Lessee hereunder, unless the Note Purchaser and the Agent specifically deem it as such in writing.

         Section 24.15. Further Assurances. Each party hereto shall promptly and duly execute and deliver to the other party such documents and assurances and take such further action as the requesting party may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Master Lease and the other Operative Documents to which the Lessee is a party, to establish and protect the rights and remedies created or intended to be created in favor of the parties hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of the Lessor in and to the Property established hereunder.

                                                                    Master Lease

         IN WITNESS WHEREOF, the parties have caused this Master Lease be duly executed and delivered as of the date first above written.

                                  ELECTRONIC ARTS REDWOOD, INC.,
                                  as the Lessee

                                  By:
                                      ------------------------------------------
                                  Name: Khuyen Dang
                                  Title:   Chief Financial Officer

                                                                    Master Lease
                                 -Master Lease-

                                  SELCO SERVICE CORPORATION,
                                  as the Lessor

                                  By:
                                       -----------------------------------------
                                  Name: Donald Davis
                                  Title:   Vice President

                                                                    Master Lease

                                - Master Lease -

Acknowledged by:

FIRST AMERICAN TITLE INSURANCE COMPANY



By:
       ------------------------------------------
       Authorized Signatory

                                                                    Master Lease

                                - Master Lease -

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Master Lease is hereby acknowledged as of the date hereof.

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as the Agent

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                                    TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I             DEFINITIONS................................................................................1

         Section 1.1.      Definitions; Interpretation...........................................................1

ARTICLE II            LEASE OF IMPROVEMENTS......................................................................1

         Section 2.1.      Acceptance and Lease of the Property..................................................1

         Section 2.2.      Acceptance Procedure..................................................................2

         Section 2.3.      Lease Term............................................................................2

         Section 2.4.      Title/Risk of Loss....................................................................2

ARTICLE III           PAYMENT OF RENT............................................................................2

         Section 3.1.      Basic Rent............................................................................2

         Section 3.2.      Supplemental Rent.....................................................................2

         Section 3.3.      Non-Payment of Rent...................................................................3

         Section 3.4.      Security Deposit......................................................................4

         Section 3.5.      Method of Payment.....................................................................4

         Section 3.6.      Non-Business Day Payments.............................................................4

         Section 3.7.      Assignment of Basic Rent and Other Payments...........................................4

ARTICLE IV            RIGHTS OF THE LESSEE; INSPECTION RIGHTS; REPORTS...........................................4

         Section 4.1.      Rights of the Lessee..................................................................4

         Section 4.2.      Inspection Rights.....................................................................4

         Section 4.3.      Reports...............................................................................5

ARTICLE V             NET LEASE, ETC.............................................................................5

         Section 5.1.      Net Lease.............................................................................5

         Section 5.2.      No Termination or Abatement...........................................................6

ARTICLE VI            ASSIGNMENT BY THE LESSEE; SUBLEASING.......................................................6

         Section 6.1.      General...............................................................................6

         Section 6.2.      Subletting............................................................................7

         Section 6.3.      Assignment of Subleases...............................................................7

ARTICLE VII           LESSEE ACKNOWLEDGMENTS.....................................................................7

         Section 7.1.      Condition of the Property.............................................................7

         Section 7.2.      Acknowledgment of Note Purchases, Equity Investment and Lease Assignment..............8


                                                               -i-


ARTICLE VIII          POSSESSION AND USE OF THE PROPERTY, ETC....................................................8

         Section 8.1.      Utility Charges.......................................................................8

         Section 8.2.      Possession and Use of the Property....................................................8

         Section 8.3.      Compliance with Applicable Laws and Insurance Requirements............................9

ARTICLE IX            MAINTENANCE AND REPAIR.....................................................................9

         Section 9.1.      Construction of Improvements..........................................................9

         Section 9.2.      Maintenance and Repair................................................................9

         Section 9.3.      Return of Property to the Lessor......................................................9

         Section 9.4.      No Duty of the Lessor to Maintain.....................................................9

ARTICLE X             MODIFICATIONS.............................................................................10

         Section 10.1.     Modifications During the Construction Period.........................................10

         Section 10.2.     Modifications During the Base Lease Term.............................................10

         Section 10.3.     Consent to Modifications.............................................................11

ARTICLE XI            WARRANTY OF TITLE; EASEMENTS..............................................................11

         Section 11.1.     Warranty of Title....................................................................11

         Section 11.2.     Lessee's Grants and Releases of Easements; Lessor's Waivers..........................12

ARTICLE XII           PERMITTED CONTESTS........................................................................13

         Section 12.1.     Permitted Contests in Respect of Applicable Law, Mechanics' Liens and Utility
                           Charges..............................................................................13

ARTICLE XIII          INSURANCE.................................................................................14

         Section 13.1.     Description of Required Coverage.....................................................14

         Section 13.2.     Delivery of Certificate of Insurance.................................................15

         Section 13.3.     No Negation of Certain Other Obligations.............................................16

         Section 13.4.     Adjustment and Disbursement of Proceeds, etc.........................................16

         Section 13.5.     No Insurance by the Lessor, Note Purchaser, the Conduit Agent or the Agent...........16

ARTICLE XIV           RISK OF LOSS; CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS............................16

         Section 14.1.     Risk of Loss, Damage or Destruction During the Construction Period...................16

         Section 14.2.     Risk of Loss, Damage or Destruction During the Base Lease Term or Following
                           the Occurrence and Continuance of a Lease Default or Lease Event of Default or
                           To the Extent Arising as a Result of Any of the Lessee's Actions or Failures
                           To Act...............................................................................17


                                                               -ii-


         Section 14.3.     Casualty and Condemnation............................................................17

         Section 14.4.     Environmental Matters................................................................19

ARTICLE XV            GRANT OF LIEN; FORECLOSURE OF LESSEE'S INTEREST; FURTHER ASSURANCES.......................20

         Section 15.1.     Grant of Lien by the Lessee, Foreclosure of the Lessee's Interest....................20

ARTICLE XVI           TERMINATION OF LEASE UPON CERTAIN EVENTS WITH RESPECT TO THE PROPERTY.....................24

         Section 16.1.     Termination upon Certain Events......................................................24

         Section 16.2.     Early Termination Procedures.........................................................24

ARTICLE XVII          EVENTS OF DEFAULT; UNWIND EVENTS..........................................................25

         Section 17.1.     Lease Events of Default..............................................................25

         Section 17.2.     Remedies.............................................................................28

         Section 17.3.     Lessor's Remedies....................................................................28

         Section 17.4.     Other Rights of the Lessor...........................................................31

         Section 17.5.     Excess Proceeds......................................................................31

         Section 17.6.     Lessee's Right to Purchase...........................................................31

         Section 17.7.     [Intentionally Omitted]..............................................................32

         Section 17.8.     Unwind Event Remedies................................................................32

         Section 17.9.     Procedures If No Sale in Connection with the Exercise of the Unwind Option...........34

         Section 17.10.    Failure to Comply with Remarketing Conditions in Connection with Exercise of
                           Unwind Option........................................................................35

ARTICLE XVIII         PURCHASE; RENEWAL; REMARKETING............................................................35

         Section 18.1.     Purchase Option......................................................................35

         Section 18.2.     Renewal Option.......................................................................36

         Section 18.3.     Remarketing Option...................................................................37

         Section 18.4.     Procedures If No Sale During Marketing Period........................................40

         Section 18.5.     Failure to Comply with Remarketing Conditions........................................41

         Section 18.6.     Sales................................................................................42

         Section 18.7.     Certain Obligations Continue.........................................................42

         Section 18.8.     Deemed Election......................................................................42


                                                               -iii-


ARTICLE XIX           PROCEDURES RELATING TO PURCHASE OR REMARKETING............................................42

         Section 19.1.     Provisions Relating to the Exercise of Purchase Option, Conveyance Upon
                           Remarketing and Conveyance Upon Certain Other Events.................................42

ARTICLE XX            RIGHT OF QUIET ENJOYMENT..................................................................43

         Section 20.1.     Quiet Enjoyment......................................................................43

ARTICLE XXI           ACCEPTANCE OF SURRENDER; NO MERGER OF TITLE; ESTOPPEL EQUITY INVESTMENT...................43

         Section 21.1.     Acceptance of Surrender..............................................................43

         Section 21.2.     No Merger of Title...................................................................43

         Section 21.3.     Estoppel Certificate.................................................................44

ARTICLE XXII          LESSOR'S RIGHT TO CURE....................................................................44

         Section 22.1.     The Lessor's Right to Cure the Lessee's Lease Defaults...............................44

ARTICLE XXIII         INTENT OF THE PARTIES.....................................................................44

         Section 23.1.     Nature of Transaction................................................................44

         Section 23.2.     Agreement to Pay Maximum Recourse Amount.............................................45

ARTICLE XXIV          MISCELLANEOUS.............................................................................45

         Section 24.1.     Survival, Severability; etc..........................................................45

         Section 24.2.     Amendments and Modifications.........................................................45

         Section 24.3.     No Waiver............................................................................45

         Section 24.4.     Notices..............................................................................46

         Section 24.5.     Successors and Assigns...............................................................46

         Section 24.6.     Headings and Table of Contents.......................................................46

         Section 24.7.     Counterparts.........................................................................46

         Section 24.8.     GOVERNING LAW........................................................................46

         Section 24.9.     WAIVER OF JURY TRIAL.................................................................46

         Section 24.10.    Original Lease.......................................................................47

         Section 24.11.    Tax Representation; Tax Forms........................................................47

         Section 24.12.    Limitation on Liability of the Lessor................................................48

         Section 24.13.    No Joint Venture.....................................................................48

         Section 24.14.    No Accord and Satisfaction...........................................................48

         Section 24.15.    Further Assurances...................................................................48



                                                               -iv-

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